UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GREENWOOD HALL, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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12424 Wilshire Boulevard, Suite 1030

Los Angeles, California 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 5, 2015

Dear Stockholder of Greenwood Hall, Inc.:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenwood Hall, Inc. (“Company”) to be held at DLA Piper LLP, 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, California 90067, commencing at 9:00 a.m., local time, on Thursday, November 5, 2015.

The notice of the Annual Meeting and the proxy statement that follow describe the matters to come before the Annual Meeting. Each holder of record of shares of the Company’s common stock (OTCQB: ELRN) at the close of business on September 28, 2015 (“Record Date”) is entitled to receive notice of and to vote at the Annual Meeting, and any adjournment or postponement of the Annual Meeting. Shares of our common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

We hope that you will be able to attend the Annual Meeting in person and we look forward to seeing you.

Sincerely,

/s/ John R. Hall

John R. Hall, Ed.D.
Chairman, Chief Executive Officer
Secretary and Treasurer

This proxy statement is dated October 9, 2015, and is first being sent or made available to stockholders on or about October 23, 2015.

VOTING METHODS

The accompanying proxy statement describes important issues affecting Greenwood Hall, Inc. If you are a stockholder of record as of the Record Date, you have the right to submit your proxy through the Internet, by facsimile, by email, or by mail. You also may revoke your proxy at any time before the Annual Meeting. Please help us save time and administrative costs by submitting your proxy through the Internet or by email. Each method is generally available 24 hours a day and will ensure that your voting instructions are confirmed and posted immediately. To submit your proxy:

1.	BY FACSIMILE

a.	Fax your proxy card to (646) 536-3179, 24 hours a day, 7 days a week, through 11:59 p.m. (PST) on November 4, 2015.

b.	Please have available your notice card.

c.	Follow the simple instructions provided.

2.	BY INTERNET

a.	Go to the web site at vstocktransfer.com/proxy, 24 hours a day, 7 days a week, through 11:59 p.m. (PST) on November 4, 2015.

b.	Please have available your notice card.

c.	Follow the simple instructions provided on your proxy card.

3.	BY EMAIL

a.	Mark, sign and date your proxy card.

b.	Email your proxy card to vote@vstocktransfer.com.

4.	BY MAIL (if you submit your proxy by email, facsimile, or Internet, please do not mail your proxy card)

a.	Mark, sign and date your proxy card.

b.	Return it in the enclosed postage-paid envelope.

If your shares are held in an account at a brokerage firm, bank or similar organization, you will receive instructions from the registered holder that you must follow in order to have your shares voted.

Your vote is important. Thank you for submitting your proxy.

Notice of Annual Meeting of Stockholders to be held on November 5, 2015

To our Stockholders:

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenwood Hall, Inc. (the “Company”), will be held at DLA Piper LLP, 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, California 90067, commencing at 9:00 a.m., local time, on Thursday, November 5, 2015, for the following purposes:

1.	To elect a Board of Directors of six (6) directors, each to serve until the 2016 annual meeting of stockholders or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal (“Proposal No. 1” or “Election of Directors”);

2.	To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware (“Proposal No. 2” or “Reincorporation”);

3.	To consider and approve an amendment to our Certificate of Incorporation to (a) effect a reverse split whereby the number of shares of issued and outstanding common stock are reduced by a ratio of 1-for-5 and to (b) effect a decrease in the number of authorized shares of our common stock from 937,500,000 to 50,000,000 (“Proposal No. 3” or “Reverse Stock Split Plan”); and

4.	To transact such other business as may be properly come before the stockholders at the Annual Meeting.

Our Board of Directors has fixed September 28, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Company’s headquarters, located at 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025, for a period of ten (10) days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., local time, each weekday. Such list will also be available at the Annual Meeting.

Your proxy is important to ensure a quorum at the meeting. Even if you own only a few shares, and whether or not you expect to be present, you are urgently requested to submit the enclosed proxy by facsimile, email, or through the Internet in accordance with the instructions provided to you. If you received a paper copy of the proxy card by mail, you may also date, sign and mail the proxy card in the postage-paid envelope that is provided. The proxy may be revoked by you at any time prior to being exercised, and submitting your proxy by facsimile, email or through the Internet or returning your proxy by mail will not affect your right to vote in person if you attend the Annual Meeting and revoke the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 5, 2015. Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report to Stockholders on Form 10-K for the fiscal year ended August 31, 2014. A complete set of proxy materials relating to our Annual Meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders, are available free of charge online at www.greenwoodhall.com/about-us/investor-relations/financials-filings/.

By order of the Board of Directors,

/s/ John R. Hall

John R. Hall, Ed.D.
Chairman, CEO, Secretary and Treasurer
October 9, 2015

GREENWOOD HALL, INC.

12424 Wilshire Boulevard, Suite 1030

Los Angeles, California 90025

PROXY STATEMENT

General Information

The enclosed proxy is being solicited by our Board of Directors for use in connection with the Annual Meeting to be held on Thursday, on November 5, 2015, at DLA Piper LLP, 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, California 90067, commencing at 9:00 a.m., local time, and at any adjournment or postponement thereof.

In this proxy statement, unless the context otherwise requires, the terms “we,” “us,” “our,” and the “Company” refer to Greenwood Hall, Inc., a Nevada corporation.

We have summarized below important information with respect to the annual meeting.

Record Date and Quorum

Only stockholders of record who owned our common stock as of the close of business on September 28, 2015 (“Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, we had approximately 47,114,297 shares of common stock outstanding and entitled to vote, with each such outstanding share entitled to one vote per share on each matter to be voted upon by stockholders. A majority of the shares outstanding on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Time and Place of the Annual Meeting

The annual meeting is being held on Thursday, November 5, 2015, at 9:00 a.m. local time at DLA Piper LLP, 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, California 90067.

Proposals to be Voted On at This Year’s Annual Meeting

You are being asked to vote on the following proposals:

1.          To elect six (6) directors to the Board of Directors who will hold office until the 2016 annual meeting or until their respective successors are elected and qualified (“Proposal No. 1” or “Election of Directors”);

2.          To approve a proposal to change the Company’s state of incorporation from Nevada to Delaware (“Proposal No. 2” or “Reincorporation”);

3.          To consider and approve an amendment to our Certificate of Incorporation to (a) effect a reverse split whereby the number of shares of issued and outstanding common stock are reduced by a ratio of 1-for-5 and to (b) effect a decrease in the number of authorized shares of our common stock from 937,500,000 to 50,000,000 (“Proposal No. 3” or “Reverse Stock Split Plan”).

The Board of Directors recommends that you vote “FOR” the Election of Directors (electing the six (6) director nominees); “FOR” the Reincorporation (changing the Company’s state of incorporation to Delaware); and “FOR” the Reverse Stock Split Plan (amending the Company’s Certificate of Incorporation to effect a reverse split of our outstanding common stock by a ratio of 1-for-5 and to effect a decrease in the number of authorized shares of our common stock from 937,500,000 to 50,000,000).

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Multiple Proxy Cards

If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Submission of Proxies; Revocation

All valid proxies received prior to the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. You may revoke your proxy at any time before it is exercised by submitting a written notice of such revocation to the Company in care of the Corporate Secretary at Greenwood Hall, Inc.,12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025; submitting a properly executed proxy bearing a later date; voting by facsimile, email, or via the Internet at a later time (if initially able to vote in that manner) so long as such vote or voting direction is received by the applicable date and time set forth above for stockholders of record; or by attending the Annual Meeting and voting in person. If you are a stockholder of record as of the record date attending the Annual Meeting, you may vote in person whether or not a proxy has been previously given, but your presence (without further action) at the Annual Meeting will not constitute revocation of a previously given proxy. If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from your bank, broker, trustee or nominee to change those instructions.

Deadlines for Stockholder Proposals for 2015 Annual Meeting

Stockholders interested in submitting a proposal for consideration at our 2015 annual meeting must do so by sending such proposal to our Corporate Secretary at Greenwood Hall, Inc., 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025. For business to be properly brought before an annual meeting of the stockholders by a stockholder, the stockholder shall have given timely notice thereof in writing to our Corporate Secretary. To be timely, a stockholder’s notice shall be delivered to or mailed and received by our Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Therefore, to be presented at our 2015 annual meeting, such a proposal must be received by the Company no later than November 2, 2015. All stockholder proposals will be subject to and must comply with our bylaws, including Section 7, as well as Nevada law and the rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, as amended. A stockholder’s notice to our Secretary must set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend any document, including these bylaws, the language of the proposed amendment; (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business; (c) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business.

Quorum

Our bylaws provide that the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions include shares present in person but not voting and shares represented by proxy but with respect to which the holder has abstained. Broker non-votes occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, brokers may vote such shares on behalf of their clients (or leave their shares unvoted) with respect to routine matters (such as the election of directors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.” We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the meeting.

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For each of the proposals to be considered at the Annual Meeting, abstentions and broker non-votes will have the following effect:

Election of Directors. Broker non-votes and abstentions will have NO EFFECT on this proposal.

Reincorporation. Broker non-votes and abstentions will have the same effect as votes AGAINST this proposal.

Reverse Stock Split Plan. Broker non-votes and abstentions will have the same effect as votes AGAINST the proposal, unless holders of more than 50% of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will have NO EFFECT on the result of the vote.

Vote Required

If you hold your shares in “street name,” and you do not give your bank, broker or other holder of record specific voting instructions for your shares, your record holder can vote your shares on routine matters, which include the ratification of our independent public accountants. However, your record holder cannot vote your shares without your specific instructions on the election of directors or on the advisory vote described below on the compensation of our named executive officers. If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your proxy. In the absence of instructions, shares subject to such broker non-votes will not be counted as voted or as present or represented on any of the proposals offered at the Annual Meeting other than ratification of our auditors and so will have no effect on the vote. We encourage you to provide instructions to your broker regarding the voting of your shares. Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Election of Directors. The affirmative vote of a plurality of the votes cast with respect to a nominee is required for the election to the Board of Directors of each of the nominees for director. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the outcome of the election. Stockholders do not have the right to cumulate their votes in the election of directors. If there are not sufficient votes to approve this proposal at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Board of Directors.

Reincorporation. Approval of the proposal to change the Company’s state of incorporation from Nevada to Delaware requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Broker non-votes and abstentions will have the effect of a vote against this proposal.

Reverse Stock Split Plan. Approval of the proposal to amend the Company’s Certificate of Incorporation to effect a reverse split of our outstanding common stock by a ratio of 1-for-5 and to effect a decrease in the number of authorized shares of our common stock from 937,500,000 to 50,000,000, requires the affirmative vote of a majority of the votes cast, in person or represented by proxy, at the Annual Meeting and entitled to vote. For this purpose, “a majority of the votes cast” means that the number of shares voted “for” the proposal exceeds the number of votes cast “against” the proposal. Broker non-votes and abstentions will have the effect of a vote against this proposal, unless holders of more than 50% of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will have no effect on the result of the vote.

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Adjournment or Postponement of Meeting

Any meeting of the stockholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum may be present, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. In the absence of a quorum, the Annual Meeting may be adjourned or postponed to any other time and to any other place at which a meeting of stockholders may be held, by the holders of a majority of the shares present or represented by proxy at the meeting and entitled to vote.

Expenses of Soliciting Proxies

The accompanying proxy is solicited by our Board of Directors for use at the Annual Meeting. e will bear the costs of soliciting proxies. In addition to solicitation by the use of mail or via the Internet, certain directors, officers and regular employees may solicit proxies by telephone or personal interview. None of such persons will receive any additional compensation for their services. We have not retained the services of a proxy solicitor.

Voting of Proxies

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR election of each of the director nominees, and FOR the other proposals described in this proxy statement. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy on such matters as determined by a majority of the Board of Directors. The Company is required to file an annual report on Form 10-K for its 2014 fiscal year with the Securities and Exchange Commission (“SEC”). Stockholders may obtain, free of charge, a copy of our annual report on Form 10-K by visiting http://www.greenwoodhall.com/about-us/investor-relations/financials-filings/, or by writing to the Company at 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025, Attention: Corporate Secretary.

Voting Instructions

If you are a stockholder of record, you can vote in the following ways:

☐	By Internet: by following the Internet voting instructions included on the proxy card at any time up until 11:59 p.m., Pacific Time, on November 4, 2015.

☐	By Facsimile: by following the facsimile voting instructions included in the proxy card at any time up until 11:59 p.m., Pacific Time, on November 4, 2015.

☐	By Email: by following the email voting instructions included in the proxy card at any time up until 11:59 p.m., Pacific Time, on November 4, 2015.

☐	By Mail: you may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee or other nominee.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Composition of our Board of Directors

Our bylaws provide that our business will be managed by or under the direction of a Board of Directors. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire at the annual meeting dates. The number of directors constituting our Board of Directors is determined from time to time by our Board of Directors. Currently, our Board of Directors consists of six (6) members who will serve until the 2015 Annual Meeting and until their respective successors are duly elected and qualified. Each nominee for the position of director will be elected at the Annual Meeting to hold office until the next annual meeting of stockholders or the director’s earlier resignation or removal. The Board of Directors has nominated the six (6) persons named below for election as directors. Proxies solicited by our Board of Directors will, unless otherwise directed, be voted to elect the six (6) nominees named below to constitute the entire Board of Directors.

Directors and Director Nominees

The terms of the Company’s current directors will expire at this year’s Annual Meeting. Accordingly, six (6) persons are to be elected to serve as directors of the Board of Directors at the meeting. Each of the six (6) nominees named below are currently serving on the Board of Directors except for Frederic Boyer. Proxies may not be voted for a greater number of persons than the number of nominees named. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2016 and until their respective successors are elected and qualified. Each nominee has indicated a willingness to serve as a director for the ensuing year.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for these nominees. In the event that either nominee is unable or declines to serve as a director for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

The following table sets forth certain information regarding each director nominee:

Name	Age	Positions with Greenwood Hall, Inc.	Director Since

Frederic T. Boyer	71	Director	N/A
Lyle M. Green	44	Director	2014
John Hall, Ed.D.	40	Director, Chief Executive Officer, Chairman of the Board, Treasurer and Secretary	2014
Jonathan Newcomb	68	Director	2014
Mike Sims	69	Director	2014
Matt Toledo	52	Director	2014

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Frederic T. Boyer is nominated to be a director of the Company. Mr. Boyer is a seasoned strategic and operational chief financial officer and independent director with diversified domestic and international experience in building value for privately held and publicly-traded companies in growth and turnaround situations. Mr. Boyer brings to Greenwood Hall diversified industry experience in high technology, entertainment, telecommunications, manufacturing, software, consumer products, publishing, data and digital storage, power electronics, networking and fiber optics. In his leadership roles, he has raised more than $200 million in capital through public offerings, private equity, bank, lease and strategic partner financings. Mr. Boyer currently serves on the board of directors and as treasurer and chairman of the finance and audit committee of C5 Youth Foundation of Southern California, a five-year youth leadership development program for high-potential, at-risk youth. Most recently, Mr. Boyer was chief financial officer of enterprise software provider Condusiv Technologies Corporation from 2013 to 2014. From 2011 to 2012 he was CFO of Spanish language radio and television broadcaster Liberman Broadcasting, Inc. Earlier, he worked with Data Direct Networks to direct the company’s financial turnaround, serving as CFO from 2009 to 2011. Prior to that, he was CFO and corporate secretary of Nasdaq-listed Optical Communications Products, Inc. from 2006 until the company’s premium priced acquisition by Oplink in 2008. From 2002 to 2006 Mr. Boyer was CFO of Nasdaq-listed Qualstar Corporation, a manufacturer of automated electronic data storage solutions and power supplies, and earlier, he was CFO and corporate secretary of Nasdaq-listed Accelerated Networks, Inc., joining the company in its pre-revenue and pre-IPO beginning through its successful merger with Occam Networks in 2001. Earlier in his career, Mr. Boyer held progressive financial and operational positions with Software Dynamics, Incorporated (sold to SI Corp.); ADC Telecommunications, Inc.; CBS, Inc.; Raytheon Company; and Beatrice Foods. Various positions held were chief financial officer, vice president of finance and administration, and controller. Mr. Boyer’s professional affiliations include active membership in Financial Executives International and National Association of Corporate Directors (NACD), and previous independent board positions with GF Acquisition Corporation and WISE & Healthy Aging. Mr. Boyer is a certified Director of UCLA’s Public Company Training and Certification Program. Mr. Boyer holds an MBA from Loyola Marymount University and BS degrees from California State University Los Angeles and California State Polytechnic University.

Lyle M. Green has served as a director of the Company since 2014. Mr. Green holds a Bachelor of Arts Degree in communications from the University of Cincinnati. He has held executive management positions within the telecommunications and direct marketing industry since 1994. Mr. Green has been a partner at MarkeTouch Media since 2002 and currently serves as their Vice President of Sales/Marketing. Mr. Green oversees the sales marketing, clinical and account management departments at MarkeTouch Media and during his tenure, MarkeTouch has achieve double digit growth in sales growth year over year. Prior to joining MarkeTouch, Mr. Green held executive sales & marketing positions at Patriot Communications, Vista Telecom and WorldxChange. The Company believes that Mr. Green’s experience in telecommunications and direct marketing makes him well qualified to continue serving as a member of the Company’s Board of Directors.

Dr. John Hall has served as a director of the Company since 2014, as Chief Executive Officer since 1998, as Chairman of the Board of the Company since 2014, and as Treasurer and Secretary since 2014. Dr. Hall co-founded Greenwood Hall in 1998. He holds a B.A. in Political Science and an M.B.A. from Pepperdine University, as well as a Doctorate of Education from the University of Southern California. He has been integrally involved in the education management, direct response, and customer lifecycle management since 1992. At G2 Direct Response Services, Dr. Hall developed and oversaw a professional sales organization that transformed G2 into a leading provider of high-end direct response marketing and corporate outsourcing solutions to high-profile call center clients, including Gemstar-TV Guide, Time Warner Cable, the Walt Disney Company, and Sony Pictures. As Greenwood Hall’s CEO, Dr. Hall is a sought-after leader in the education management space. He possesses an unparalleled knowledge of the marketplace coupled with an ability to innovate, extensive industry relationships, and a substantial educational background. Dr. Hall is also a respected business leader, successfully incubating and spinning off other well-known education, high value companies including enCircle Media (now US Interactive Media). Dr. Hall is a trusted advisor to university presidents across the country in the areas of sustainability, the future of higher education, enrollment management, new markets, overcoming institutional resistance to change, and school turnarounds. He has also been a distinguished speaker for groups including the Western Association of Schools and Colleges, United States Distance Learning Association, TechOut LA, Techweek LA, and The Education Alliance. Industry financial analysts, as well as leading authors who write about the higher education marketplace, have also relied upon his unique knowledge of the space. Further, Dr. Hall has published work in the area of higher education oversight as it relates to accreditation, federal, and market regulation. Dr. Hall serves on the Board of Trustees of Roosevelt University in Chicago since 2011. In addition to his work and education, Dr. Hall is a published author and inspirational speaker about Autism and the education of children with special needs. He has been prominently featured on radio and television appearances on ABC, CBS, and FOX. Dr. Hall has spoken nationally to thousands of parents, educators, therapists, and kids/young adults recovering from Autism. Speaking engagements have included major fundraisers, community support groups, therapeutic service providers, school district administrators, universities, service organizations, and a major Ted-X event. Given Dr. Hall’s history and involvement in the education management space and his extensive experience and well-known reputation in the educational industry, the Company feels that Dr. Hall is well qualified to continue serving as Chairman of the Board of Directors, Chief Executive Officer, and Treasurer and Secretary of the Company.

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Jonathan Newcomb has served as a director of the Company since 2014. Mr. Newcomb holds a Bachelor’s Degree in economics from Dartmouth College and an MBA in finance from Columbia Graduate School of Business. He has more than 40 years of leadership experience in the financial, education and publishing industries. Mr. Newcomb is managing director at Berenson & Company, LLC, a New York-based advisory and investment firm. Previously, he served as CEO of Cambium Learning, an education services company that was sold to private equity firm Veronis Suhler in 2008. From 1994 to 2002, Mr. Newcomb was Chairman and CEO of Simon & Schuster, which was at that time the largest education, reference, professional and trade publisher in the U.S. Mr. Newcomb previously served as President and Chief Operating Officer of Simon & Shuster, and as President of McGraw-Hill’s Financial and Economic Information Group, which included the busses of Standard & Poor’s and Data Resources Inc. Newcomb began his career with the Dun & Bradstreet Corporation. Newcomb currently serves on the boards of directors of United Business Media, Journal Communications and LearningExpress, LLC. Mr. Newcomb is a past member of the board of trustees of Dartmouth College, and also currently serves on the boards of the Columbia University School of Business and New School University in New York City. The Company believes that his extensive hands-on leadership and direct industry experience at top educational publishing firms make Mr. Newcomb a valuable member of the Company’s Board of Directors.

Mike Sims has served as a director of the Company since 2014. Mr. Sims holds a Bachelor of Science Degree in Business Administration from the University of Nebraska. He has held senior executive management positions in industries as diverse as commercial banking, publishing, graduate business education and high profile business federations. Mr. Sims has served as Executive Officer, Corporate & External Relations for the Graziadio School of Business and Management at Pepperdine University from 2001 to 2014. During that time he was responsible for market strategy, communications, public relations, MBA recruitment, alumni relations, career support services, advancement (fundraising), the Graziadio School Board of Visitors, Dean’s Executive Leadership Series, the Annual Los Angeles Economic Forecast, Senior Fellows in Entrepreneurship, the 15X Project (Early X Foundation) and aiding in the development of the national Private Capital Markets Project. Prior to joining Pepperdine University, Mr. Sims was a member of the senior management team at Imperial Bank serving as the Senior Vice President in charge of marketing for the $8 billion commercial bank that merged with Comerica in 2000. Mr. Sims also co-founded and co-owned Siena Publishing Inc., a boutique publishing, marketing and sales company from 1992 to 2014. Additionally, he serves as co-founder, chairman of the board and chief executive officer of the Early X Foundation, an Intellectual Property monetization and education organization. Mr. Sims has served as the chief paid executive for the Hollywood Chamber of Commerce, which included his leadership and management of the campaign to rebuild the Hollywood Sign, expand the development and promotion of the Hollywood Walk of Fame and the Hollywood Christmas Parade TV for syndication nationally. Mr. Sims has previously served as the chief paid executive for the Beverly Hills Chamber of Commerce & Visitors Bureau, the Rodeo Drive Merchants Association and written a weekly business column for the Beverly Hills Post newspaper. Mr. Sims has served as a member of several boards of directors. He has served as Chairman of the Board of Ramona’s Mexican Food Company, and as a director on the Hollywood Revitalization Committee, the Burbank/Hollywood/Glendale Airport Advisory Committee, Pan American Bank, and the SoCal Tech Group. He is former Chairman of the National Veterans Association and is also a founder and board director of Champion Technology Company, Inc. a big data analytical software company. The Company believes that Mr. Sims’ extensive experience in executive leadership positions, his extensive involvement in higher education and his experience as a director of several successful companies makes him well qualified to continue serving as a member of the Company’s Board of Directors.

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Matt Toledo has served as a director of the Company since 2014. Mr. Toledo is a graduate of San Jose State University with a Bachelor of Arts degree in Business Administration and a minor in Fine Arts. He is Publisher and CEO of the Los Angeles Business Journal, the largest regional business media company in California. In this capacity, he oversees all operations of the media company including editorial, events, advertising and audience development. Mr. Toledo is also Group Publisher of California Business Journals; which owns and operates the Orange County Business Journal, San Diego Business Journal, and the San Fernando Valley Business Journal. The Business Journal enjoys a loyal following by the region’s most dynamic entrepreneurs, corporate leaders, politicians, and philanthropists. Under Mr. Toledo’s direction, the Los Angeles Business Journal has been recognized as the best regional business journal in the country for its compelling coverage and quality journalism. In addition to leading the Business Journal for the past 20 years, Mr. Toledo is a passionate civic leader; serving on numerous boards as a director and advisor. Mr. Toledo is on the Boards of Directors of the Los Angeles Chamber of Commerce, where he served as Chair, the Los Angeles Economic Development Corporation, the Los Angeles Sports and Entertainment Commission, United Way of Greater LA, Civic Alliance, and Town Hall Los Angeles. In addition, he is on the Executive Committee of the Central City Association. Mr. Toledo is a former member of the Board of Visitors of Pepperdine University’s George L. Graziadio School of Business and Management, and has served as a director for United Way of Greater LA, Junior Achievement and the Los Angeles Police Foundation. The Company believes that Mr. Toledo’s extensive experience in executive leadership positions, his extensive involvement in publishing and his experience as a director of several successful companies makes him well qualified to continue serving as a member of the Company’s Board of Directors.

There are no family relationships among any of the directors or executive officers of the Company.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a plurality of the votes cast with respect to a nominee is required for the election to the Board of Directors of each of the nominees for director. Thus, if a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, the six (6) nominees for directors receiving the highest number of votes will be elected as directors. Votes withheld from any nominee, abstentions, and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the voting.

The Board of Directors unanimously recommends a vote “FOR” THE PROPOSAL TO ELECT EACH of the SIX (6) DIRECTOR NOMINEES listed above to constitute our Board of Directors.

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PROPOSAL NO. 2

REINCORPORATION

Overview

The Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). If our stockholders approve the Reincorporation in Delaware, we will accomplish the Reincorporation by converting the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this Proposal No. 2, we sometimes refer to the Company as “ELRN-Nevada” prior to the Reincorporation and “ELRN-Delaware” after the Reincorporation.

Summary of Effects of Reincorporation

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

•	The resulting Delaware corporation, “ELRN-Delaware,” will be the same entity as the Company as currently incorporated in Nevada, “ELRN-Nevada,” and will continue with all of the rights, privileges and powers of ELRN-Nevada, will possess all of the properties of ELRN-Nevada, will continue with all of the debts, liabilities and obligations of ELRN-Nevada and will continue with the same officers and directors of ELRN-Nevada immediately prior to the Reincorporation, as more fully described below.

•	When the Reincorporation becomes effective, each outstanding share of ELRN-Nevada capital stock will continue to be an outstanding share of capital stock of a like class of the resulting Delaware corporation, and each outstanding option or right to acquire shares of ELRN-Nevada common stock will continue to be an option or right to acquire shares of common stock of the resulting Delaware corporation, ELRN-Delaware.

General Information

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if a majority of the voting power represented in person or by proxy at the Annual Meeting and entitled to vote on such matter vote in favor of the Reincorporation, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Appendix B, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Appendix C, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to here as the Delaware certificate of incorporation, a draft copy of which is attached as Appendix D. In addition, the Board of Directors of the Company would adopt bylaws for the resulting Delaware corporation, which are referred to here as the Delaware bylaws, a draft copy of which is attached as Appendix E. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and Delaware bylaws.

Apart from being governed by the Delaware certificate of incorporation, the Delaware bylaws and the DGCL, for all other purposes, ELRN-Delaware will be the same entity as ELRN-Nevada immediately prior to the Reincorporation: ELRN-Delaware will continue with all of the rights, privileges and powers of ELRN-Nevada, it will possess all of the properties of ELRN-Nevada, it will continue with all of the debts, liabilities and obligations of ELRN-Nevada and it will continue with the same officers and directors of ELRN-Nevada immediately prior to the Reincorporation.

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After the Reincorporation, the Company will continue to be a publicly-held company and the shares of the Company’s common stock will continue to be traded, without interruption, on the OTC Markets Group’s OTCQB under the same symbol (ELRN). The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its stockholders.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Nevada, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Nevada court has considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Nevada to Delaware may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors and the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Based on publicly available data, over half of publicly-traded corporations in the United States and 60% of the Fortune 500 companies are incorporated in Delaware.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Stockholders’ Rights Before and After the Reincorporation” below. The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

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Mechanism for Reincorporation into Delaware

The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

The Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of ELRN-Nevada, and all property owned by ELRN-Nevada, all debts due to ELRN-Nevada, as well as all other causes of action belonging to ELRN-Nevada immediately prior to the conversion, remaining vested in ELRN-Delaware following the conversion. ELRN-Delaware will remain as the same entity following the conversion. The directors and officers of ELRN-Nevada immediately prior to the conversion will be the directors and officers of ELRN-Delaware.

At the effective time of the Reincorporation each then-outstanding share of ELRN-Nevada common stock will automatically be converted into one share of common stock of the resulting Delaware corporation and each shares of ELRN-Nevada preferred stock will automatically be converted into one share of preferred stock of a like class of the resulting Delaware corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Pursuant to the Reincorporation, ELRN-Delaware will assume all of ELRN-Nevada’s obligations related to convertible equity securities and other rights to purchase ELRN-Nevada common stock. ELRN-Nevada’s outstanding convertible securities consist of options to purchase ELRN-Nevada common stock granted under the Company’s incentive plans and warrants to purchase shares of ELRN-Nevada common stock. Each outstanding option to purchase shares of ELRN-Nevada common stock will be converted into an option to purchase a number of shares of ELRN-Delaware common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted restricted stock and performance share awards under the Incentive Plan. Each share of restricted stock and performance stock unit that entitles the holder to shares of ELRN-Nevada common stock will be converted into a restricted stock or performance stock unit that entitles the holder to shares of ELRN-Delaware common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and the Delaware bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Company’s Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Company’s Board of Directors or the plan of conversion may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Company’s Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

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Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

Comparison of Stockholders’ Rights Before and After the Reincorporation

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between ELRN-Nevada’s articles of incorporation and bylaws and ELRN-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, ELRN-Nevada’s articles of incorporation, ELRN-Nevada’s bylaws and ELRN-Delaware’s certificate of incorporation and ELRN-Delaware’s bylaws.

Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
ELECTIONS; VOTING; PROCEDURAL MATTERS
Number of Directors	Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.
	ELRN-Nevada’s articles of incorporation provide that the number of directors shall be no fewer than one and shall be set forth in the bylaws. The bylaws provide that the Board of Directors shall be “fixed from time to time by affirmative vote of a majority of the directors then in office.” Subject to this limitation, the number of directors shall be set by a resolution of the board of directors.	ELRN-Delaware’s bylaws will provide that the Board of Directors shall initially be six (6) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).
Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office.
	ELRN-Nevada does not have a classified Board.	ELRN-Delaware will not have a classified Board of Directors.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
Removal of Directors	Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause. ELRN-Nevada’s bylaws provide that any director may be removed, only for cause, and only by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors.	Under Delaware law, directors of a corporation with a classified board may be removed only for cause, by the holders of a majority of shares then entitled to vote in an election of directors. ELRN-Delaware’s bylaws will provide that any director may be removed, only for cause, by a two-thirds vote of the issued and outstanding stock entitled to vote on the matter.
Board Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.
	ELRN-Nevada’s articles and bylaws do not change this statutory rule.	ELRN-Delaware’s certificate of incorporation and bylaws will change this statutory rule.
Interested Party Transactions	Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director’s or officer’s interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s) or officer(s), the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or the contract or transaction is fair to the corporation at the time it is authorized or approved.	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
Special Meetings of Stockholders

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
	ELRN-Nevada’s bylaws provide that special meetings of the stockholders may be called only by the Board of Directors or a committee of the Board of Directors that has been designated by the Board and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings.	ELRN-Delaware’s bylaws will provide that special meetings of the stockholders may be called only by the Board of Directors or a committee of the Board of Directors that has been designated by the Board and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings.
Failure to Hold an Annual Meeting	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.	Delaware law provides that if a corporation fails to hold an Annual Meeting for the election of directors or there is no written consent to elect directors in lieu of an Annual Meeting taken, in both cases for a period of 30 days after the date designated for the Annual Meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an Annual Meeting for the election of directors.
Cumulative Voting	Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
	ELRN-Nevada does not have a provision granting cumulative voting rights in the election of its directors in its articles of incorporation or bylaws.	ELRN-Delaware’s certificate of incorporation and bylaws will not have a provision granting cumulative voting rights in the election of its directors.
Vacancies	All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.	All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provide otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors.
	ELRN-Nevada’s articles and bylaws provide that any vacancies may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors is present.	ELRN-Delaware’s bylaws will provide that any vacancies may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors is present.
Stockholder Voting Provisions	Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.
	ELRN-Nevada’s articles and bylaws do not change these statutory rules.	ELRN-Delaware’s certificate of incorporation and bylaws will not change these statutory rules.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
Stockholder Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize such action at a meeting provide written consent. Delaware law also requires the corporation to give prompt notice of corporate action taken without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.
	ELRN-Nevada’s articles and bylaws do not change these statutory rules.	ELRN-Nevada’s articles and bylaws do not change these statutory rules.
Stockholder Vote for Mergers and Other Corporate Reorganizations	In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.	In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
	ELRN-Nevada’s articles and bylaws do not change these statutory rules.	ELRN-Delaware’s certificate of incorporation and bylaws will not change these statutory rules.
INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.	Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any director, officer, employee or agent who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation), by reason of service in that capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
	ELRN-Nevada’s articles and bylaws provide that the Company shall, to the fullest extent and in the manner permitted by the NRS, indemnify each of its directors, officers, and any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including serving with respect to employee benefit plans, against any and all liability including expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; provided, however, with respect to a proceeding involving the right of the Company to procure judgment in its favor, such indemnification shall only cover expenses (including attorney fees) and shall only be made if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Company and shall not be made with respect to any proceeding as to which such person has been adjudged to be liable to the Company unless and only to the extent that a court of the State of Nevada or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which a court of the State of Nevada or such other court shall deem proper. The Company shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Company.	ELRN-Delaware’s certificate of incorporation and bylaws will provide that the Company shall, to the fullest extent and in the manner permitted by the DGCL, shall indemnify each of its directors, officers, and any person, and any person who is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including serving with respect to employee benefit plans, against any and all liability including expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; provided, however, with respect to a proceeding involving the right of the Company to procure judgment in its favor, such indemnification shall only cover expenses (including attorney fees) and shall only be made if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Company and shall not be made with respect to any proceeding as to which such person has been adjudged to be liable to the Company unless and only to the extent the Court of Chancery or the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. The Company shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Company.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
Advancement of Expenses	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.	Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement.
	ELRN-Nevada’s articles and bylaws allow for the advancement of expenses.	ELRN-Delaware’s certificate of incorporation and bylaws will provide that the Company will advance expenses to any executive officer or director prior to the final disposition of the proceeding. Expenses incurred in defending any proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it should be ultimately determined that such person is not entitled to be indemnified by the Company as authorized in its bylaws or otherwise.
Limitation on Personal Liability of Directors	The NRS provides for more expansive elimination of liability than Delaware law. Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware, Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.
	ELRN-Nevada’s bylaws provide for elimination of director liability to the fullest extent permitted by the NRS.	ELRN-Delaware’s certificate of incorporation and bylaws will provide for elimination of director liability to the fullest extent permitted by the DGCL.

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Provision	ELRN-Nevada (Nevada law)	ELRN-Delaware (Delaware law)
DIVIDENDS
Declaration and Payment of Dividends	Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.	Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
	ELRN-Nevada’s articles and bylaws do not change these statutory rules.	ELRN-Delaware’s bylaws will not change these statutory rules.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the Reincorporation or consent thereto in writing will not be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of ELRN-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of ELRN-Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of incorporation and the certificate of conversion with the Secretary of State of Delaware, and a subsequent listing application with the OTC-BB.

Material United States Federal Income Tax Consequences of the Reincorporation

The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of the Company’s common stock. This summary is based upon current provisions of the Code, existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

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This summary only applies to a holder of the Company’s common stock that is a “U.S. person,” defined to include:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);

•	an estate the income of which is subject to United States federal income taxation regardless of its source;

•	a trust if either:
o	a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or

o	the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and

•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of the Company’s common stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds the Company’s common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding the Company’s common stock, you should consult your tax advisor.

This summary assumes that holders of the Company’s common stock hold their shares of the Company’s common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

•	who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

•	who are subject to the alternative minimum tax provisions of the Code;

•	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

•	who hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or

•	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation.

Accordingly, holders of the Company’s common stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

The Company believes that the Reincorporation of the Company from Nevada to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions described in this proxy statement: (i) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s common stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation’s common stock received in the Reincorporation will include the holding period of the shares of the Company’s common stock converted therefor.

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THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of holders of record of not less than a majority of the outstanding shares of common stock on the Record Date is required for approval of the proposed change in the Company’s state of incorporation from Nevada to Delaware. Because the affirmative vote of a majority of our outstanding shares is required to approve this proposal, broker non-votes and abstentions have the same effect as a vote against this proposal.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to change the Company’s state of incorporation from Nevada to Delaware.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

TO EFFECT A 1-for-5 REVERSE SPLIT OF THE COMMON STOCK

AND REDUCE THE AUTHORIZED SHARES FROM 937,500,000 TO 50,000,000

We ask the stockholders to consider and approve an amendment to our certificate of incorporation to effect a reverse split of our outstanding common stock by a ratio of 1-for-5 and to effect a decrease in the number of authorized shares of our common stock from 937,500,000 to 50,000,000.

Overview

Our board of directors has proposed amending our certificate of incorporation to effect a 1-for-5 reverse stock split in which of all the issued and outstanding shares of our common stock, referred to as “old common stock,” will be combined and reconstituted as a smaller number of shares of common stock, referred to as “new common stock,” whereby five (5) shares of old common stock, such number consisting only of whole shares, will be combined into one (1) share of new common stock. We call this proposal the reverse stock split. In addition, our Certificate of Incorporation will be amended to reduce our authorized shares of common stock from 937,500,000 to 50,000,000. You are now being asked to vote upon an amendment to our certificate of incorporation to effect this reverse stock split and to reduce our authorized shares of common stock from 937,500,000 to 50,000,000.

By approving the proposed amendment, the stockholders will be authorizing the board to implement the reverse split at any time on or before November 5, 2016 or to abandon the reverse split at any time. The amendment to the certificate of incorporation that is filed to effect the reverse stock split, if any, will be filed with the Secretary of State of the State of Delaware if Proposal 2 is approved; if Proposal 2 is not approved, the amendment to the certificate of incorporation that is filed to effect the reverse stock split, if any, will be filed with the Secretary of State of the State of Nevada. If no amendment has been filed with the Secretary of State by the close of business on the foregoing date, the board will either resolicit stockholder approval or abandon the reverse split.

If the board elects to effect the reverse stock split following stockholder approval, the number of issued and outstanding shares of common stock would be reduced as described herein. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder is expected to hold the same percentage of our outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The par value of our common stock would remain unchanged at $0.001 per share.

Purpose of the Reverse Stock Split

The board believes that a reverse stock split may be desirable for a number of reasons. The primary purpose of the reverse stock split is to increase the price of our common stock to make our common stock more attractive to a broader range of institutional and other investors. In addition to increasing the price of our common stock, the reverse stock split would also reduce certain of our costs, such as proxy solicitation fees. Accordingly, for these and other reasons discussed below, we believe that effecting the reverse stock split is in the Company’s and our stockholders’ best interests.

Increase Market Price and Marketability of Our Common Stock ..

Our stock is a penny stock. The SEC has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

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The board believes that reducing the current number of outstanding shares of common stock may support a higher fair market value per share of common stock based on the current market capitalization of the Company. Accordingly, in order to reduce the current number of outstanding shares of common stock and thereby attempt to raise the fair market value per share of common stock, the board unanimously approved, subject to the approval of the stockholders of the Company, the proposed reverse stock split. The board believes that a decrease in the current number of outstanding shares of common stock as a consequence of the reverse stock split should increase the fair market value per share of common stock, which may encourage greater interest in shares of common stock and possibly promote greater liquidity for the stockholders of the Company.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company.

As discussed above, the board believes that the fair market value per share of the common stock is currently at a level that may cause potential investors to view an investment in the Company as unduly speculative and that the fair market value per share of common stock is currently lower than it would be if the number of issued and outstanding shares of common stock were decreased. Although the increase in the fair market value per share of common stock, as a consequence of the reverse stock split, may be proportionately less than the decrease in the number of shares outstanding and any increased liquidity due to any increased per share price could be partially or entirely offset by the reduced number of shares outstanding after the reverse stock split has taken effect, the board believes that the reverse stock split could result in a per share price that adequately compensates for the adverse impact of the market factors noted above and that any increase in the fair market value per share of the common stock may make the shares of common stock more attractive to potential investors.

Further, FINRA sales practice requirements may also limit a stockholder’s ability to buy and sell our stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, the FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. As a result, certain investors may be dissuaded from purchasing lower-priced stocks. We believe that a higher stock price after the reverse stock split may reduce this concern and will make our common stock a more attractive and cost effective investment for many investors.

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Meet National Stock Exchange Listing Requirements.

Our common stock is quoted on the OTC Markets Group’s OTCQB, under the symbol “ELRN.” Trading in stock quoted on the OTCQB is often thin and characterized by wide fluctuations in trading prices, due to many factors that may have little to do with our operations or business prospects. The market price of our Common Stock may be highly volatile. This volatility could depress the market price of our common stock for reasons unrelated to operating performance. Moreover, the OTCQB and other over the counter trading systems do not benefit from the same type of Market-Maker trading systems utilized by stock exchanges such as the NYSE and AMEX and quotation systems such as the NASDAQ in which trading of a security is enhanced by to the presence of Market-Maker(s) who are dedicated to the trading of a particular listed company’s shares. Rather, on the OTCQB and other over the counter markets, there is no assurance that a bid/ask will be posted to facilitate trading of an over the counter listed issue at any particular point in time. As a result, trading of securities on the OTCQB and other over the counter systems is often more sporadic than the trading of securities listed on the NYSE, AMEX, NASDAQ or similar large stock exchanges or stock markets. Accordingly, shareholders may have difficulty selling their shares at any particular point in time. Our common stock has held a closing price on the OTCQB of $0.42 - $2.00 per share in a 52-week range. On September 28, 2015, the last reported sale price of our common stock on the OTCQB was $1.52. The Board believes that the proposed reverse stock split may result in the bid price of our common stock increasing to a level sufficient to qualify for listing on the NYSE, AMEX, NASDAQ or similar large stock exchanges or stock markets. These markets are generally considered to be broader and more efficient markets than the OTC. Further, reducing the number of shares that are outstanding and that will be issued in the future may reduce the amount of that we pay to such institutions, as the fees required for us to list our shares on these exchanges, are often based on the number of shares we have outstanding.

Reduction of Fees.

Also, the fees that we pay for custody and clearing services, the fees that we pay to the SEC to register securities for issuance and the costs of our proxy solicitations are all based on or related to the number of shares being held, cleared or registered as applicable.

Improve the Perception of Our Common Stock as an Investment Security.

Our Board unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Effectiveness of the Reverse Stock Split

If this proposal is approved by stockholders, the reverse split will become effective at such time as we file the amendment to our Certificate of Incorporation with the Delaware Secretary of State, if Proposal 2 is approved, or, if Proposal 2 is rejected, with the Nevada Secretary of State, which may take place at any time on or before November 5, 2016. Even if the reverse stock split is approved by stockholders, our board of directors has discretion to decline to carry out the reverse split if it determines that the reverse split will not be beneficial to the Company or our stockholders. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

Certificates and Fractional Shares

As soon as practicable after the effective date of the reverse stock split, we will request that all stockholders return their stock certificates representing shares of old common stock outstanding on the effective date in exchange for certificates representing the number of whole shares of new common stock into which the shares of old common stock have been converted as a result of the reverse stock split. Each stockholder will receive a letter of transmittal from our transfer agent containing instructions on how to exchange certificates. Stockholders should not destroy any stock certificate and should not submit their old certificates to the transfer agent until they receive these instructions. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent’s instructions, together with the properly executed and completed letter of transmittal. Stockholders whose shares are held by their stockbroker do not need to submit old certificates for exchange. These shares will automatically reflect the new quantity of shares based on the exchange ratio of the reverse stock split.

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Beginning on the effective date of the reverse stock split, each old certificate, until exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of new common stock into which the shares evidenced by the old certificates have been converted.

We will not issue fractional shares. Any fractional shares created as a result of the reverse split will be rounded down to the nearest whole share.

Effects of the Reverse Stock Split

The principal effect of the reverse stock split will be to decrease the number of shares of common stock outstanding from approximately 47,114,297 shares to approximately 9,422,860 shares. In addition, the reverse split will result in a proportionate decrease in the number of shares authorized for issuance under our stock option and stock purchase plans and the number of shares of common stock issuable upon exercise of outstanding options, and a proportionate increase in the exercise prices of outstanding options. As a result, following the effective date, the number of shares of common stock issuable upon the exercise of outstanding options will be reduced from approximately 4,200,000 shares to approximately 840,000 shares. In addition, the reverse split will result in a proportionate decrease in the number of shares authorized for issuance under our outstanding warrants and the number of shares of common stock issuable upon exercise of outstanding warrants. As a result, following the effective date, the number of shares of common stock issuable upon the exercise of outstanding warrants will be reduced from approximately 3,394,023 shares to approximately 678,804 shares.

The reduction in the number of outstanding shares is expected to increase the trading price of our common stock, although there can be no assurance that such price will increase in proportion to the ratio of the reverse stock split ratio. The trading price of our common stock depends on many factors, including many which are beyond our control. Thus, even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. The higher stock price may increase investor interest and reduce resistance of brokerage firms to recommend the purchase of our common stock. On the other hand, to the extent that negative investor sentiment regarding our common stock is not based on our underlying business fundamentals, the reverse split might not overcome that sentiment enough to increase our stock price to a level proportion to the ratio of the reverse stock split ratio.

The liquidity of our common stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, the split will increase the number of stockholders who own “odd lots,” which consist of blocks of fewer than 100 shares. Stockholders who hold odd lots may be required to pay higher brokerage commissions when they sell their shares and may have greater difficulty in making sales.

The shares of new common stock will be fully paid and non-assessable. The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. No stockholder’s percentage ownership of common stock will be altered except for the effect of rounding fractional shares.

The reduction in the number of outstanding shares will affect the presentation of stockholders’ equity in our balance sheet. Because the par value of the shares of our common stock is not changing as a result of the reverse stock split, our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital.

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No Dissenters’ Rights

Stockholders are not entitled to dissenter’s rights with respect to the proposed amendment to our Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following summary of the federal income tax consequences of the reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of shares of new common stock will be the same as the adjusted basis of shares of old common stock. The holding period of shares of new common stock will include the stockholder’s respective holding periods for shares of old common stock. We will not recognize a gain or loss as a result of the reverse stock split.

Decrease in Authorized Shares

In connection with the reverse stock split, the proposed amendment to our Certificate of Incorporation will reduce the number of shares of our common stock authorized for issuance from 937,500,000 to 50,000,000. The purpose of the decrease in authorized shares is to reduce the amount of annual franchise fees that we are required to pay if Proposal 2 is approved changing our state of incorporation to Delaware. The annual franchise fee in Delaware is calculated based on the number of shares of stock that a company has authorized for issuance. A reduction in the number of shares authorized for issuance will reduce the annual franchise fee we are required to pay if our stockholder’s approve changing our state of incorporation Delaware (as set forth in Proposal 2).

Our Certificate of Incorporation currently authorizes the issuance of up to 937,500,000 shares of our common stock. Of those shares, 47,114,297 shares were issued and outstanding as of September 28, 2015 and 4,650,000 unissued shares were reserved for issuance under our equity compensation plans, leaving 885,735,703 shares of our common stock unissued and unreserved. After the effective date of the reverse stock split, our Certificate of Incorporation will authorize the issuance of up to 50,000,000 shares of our common stock. Of that number, approximately 9,422,860 will be issued and outstanding and approximately 930,000 unissued shares will be reserved for issuance under our equity compensation plans, leaving 39,647,140 shares of our common stock unissued and unreserved.

A reduction in the number of shares authorized for issuance may mean that we have insufficient shares available for issuance in connection with a stock dividend, raising additional capital, acquiring other businesses, establishing strategic relationships with corporate partners or providing equity incentives to employees and officers or for other corporate purposes. In the event that the board of directors determines that it is necessary or appropriate to issue additional shares beyond those authorized for issuance, a future amendment to our Certificate of Incorporation may be required which would require stockholder approval.

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Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of our common stock of stockholders. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have the same effect as a negative vote on this proposal. If there are not sufficient votes to approve this proposal at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the board of directors. However, no proxy voted against this proposal will be voted in favor of an adjournment or postponement of the meeting to solicit additional votes in favor of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK AND TO EFFECT A DECREASE IN THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Philosophy

The business affairs of the Company are managed under the direction of the Board of Directors in accordance with the Nevada Revised Statutes (the “NRS”), as implemented by the Company’s certificate of incorporation and bylaws. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of its stockholders and other constituencies. The Board strives to ensure the success and continuity of business through the selection of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles.

Director Compensation

No compensation was paid to any of the Company’s non-employee directors for the fiscal years ending on August 31, 2014, December 31, 2012 and 2013. However, during the 2015 fiscal year, each of our non-employee directors (Lyle M. Green, Mike Sims, Matt Toledo, and Jonathan Newcomb) received stock options equal to 150,000 shares of the Company’s common stock, exercisable no sooner than two (2) years after issuance, at the end of every year of service as a board member for the Company. In addition, Mike Sims and Matt Toledo received 250,000 options for consulting services.

Board of Directors Meetings and Attendance

During our 2014 fiscal year, our Board of Directors held one (1) meeting and each of our directors attended 100% of such meetings. We do not have a formal policy regarding attendance of our directors at annual meetings of our stockholders, but we do encourage each of our directors to attend.

Director Independence

Our Board of Directors periodically reviews the independence of each director. During these reviews, our Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and our Company and management to determine whether any such transactions or relationships are inconsistent with a determination that the director was independent.

The Company’s Board of Directors currently consists of six (6) directors, five (5) of which are being nominated for re-election at the Annual Meeting. Our Board of Directors has affirmatively determined that each director other than John Hall, who is our Chief Executive Officer, and Jonathan Newcomb, who is a Director of the Company, is “independent,” as defined by the Marketplace Rules of the Nasdaq Stock Market. Under the Marketplace Rules, a director can be independent only if the director does not trigger a categorical bar to independence and our Board of Directors affirmatively determines that the director does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director. Our Board of Directors expects to continue to evaluate its independence standards and whether and to what extent the composition of the Board of Directors meets those standards. The Board of Directors believes that the six (6) nominated directors meet the corporate governance requirements imposed by a national securities exchange.

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the Board of Directors. Our Board of Directors is expected to appoint three (3) standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues. The Board seeks to form each of the Board committees in compliance with the applicable rules of the Nasdaq Stock Market and applicable law. Our Board of Directors expects to adopt a written charter for each of the standing committees, which will be available in the Corporate Governance section of the Investor Relations page on our website at www.greenwoodhall.com.

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Code of Conduct

We have not adopted a formal code of ethics within the meaning of Item 406 of Regulation S-K promulgated under the Securities Act, that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that that establishes, among other things, procedures for handling actual or apparent conflicts of interest. Our Board of Directors intends to adopt such a formal code of ethics, which will apply to all of our employees, directors, and consultants, when it deems appropriate based on the size of our operations and personnel. A copy of our code of conduct, once adopted, will be available on the Corporate Governance section of the Investor Relations page on our website at www.greenwoodhall.com. We intend to post on our website any amendment to, or waiver from, a provision of our code of conduct that applies to any director or officer, including our Chief Executive Officer, Chief Financial Officer and principal accounting officer, and other persons performing similar functions, promptly following the date of such amendment or waiver.

Director Nomination Process

Pursuant to our bylaws, only persons who are nominated in accordance with the following procedures shall be eligible for election by the stockholders as directors of the Company. Nominations of persons for election as directors of the Company may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors; (ii) by any nominating committee or persons appointed by the Board of Directors; or (iii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 6 of our bylaws.

Although we have not yet established a Nominating and Corporate Governance Committee, the Committee will review each candidate’s qualifications to determine whether such candidate is appropriate for our Board of Directors, using the same criteria as our Board of Directors currently use in proposing nominees. This includes the consideration of a candidate’s skills, business experiences, and background, which may include with respect to any particular incumbent or proposed nominee consideration of one or more of the following criteria:

•	The extent of the director’s/proposed nominee’s educational, business, non-profit or professional acumen and experience;

•	Whether the director/proposed nominee assists in achieving a mix of members on our Board of Directors that represents a diversity of background, perspective and experience;

•	Whether the director/proposed nominee meets the independence requirements of the listing standards of the Nasdaq Stock Market;

•	Whether the director/proposed nominee has the business experience relevant to an understanding of our business;

•	Whether the director/proposed nominee would be considered a “financial expert” or “financially literate” as defined in applicable listing standards or applicable law;

•	Whether the director/proposed nominee, by virtue of particular technical expertise, experience or specialized skill relevant to our current or future business, will add specific value as a Board member; and

•	Whether the director/proposed nominee possesses a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

All director-nominees were recommended for election at the Annual Meeting by our Board of Directors. Prior to recommending a director for reelection to another term, our Board of Directors assessed each director’s performance on our Board of Directors to date, the director’s current employment, the director’s service on other boards of directors and the director’s independence.

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Stockholders who wish to recommend individuals for consideration to become nominees for election to our Board of Directors may do so by providing timely notice as set forth under Section 6 of our Bylaws, and by submitting a recommendation to in writing to the Secretary of the Company, Greenwood Hall, Inc., 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive office of the Company not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary of the Company shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person shall be eligible for election by the stockholders as a director of the Company unless nominated in accordance with the procedures set forth herein. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

We did not receive any director nominations from stockholders for the Annual Meeting.

Annual Elections and Majority Voting

Our directors are elected annually to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Pursuant to our bylaws, at any meeting of stockholders for the election of one or more directors at which a quorum is present, each director shall be elected by the vote of a majority of the votes cast with respect to the director, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast by the stockholders entitled to vote at the election. For purposes of the foregoing, a majority of the votes cast means that the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Except as otherwise provided under Nevada law, newly created directorships and vacancies resulting from any cause may not be filled by any other person or persons. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term and until such director’s successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director then in office. Any director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Company. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Stockholder Communications with the Board of Directors

Stockholders may communicate with any of our directors by writing to them c/o Secretary, Greenwood Hall, Inc., 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board of Directors or any specific director, as indicated in the correspondence, except for junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

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Compensation of Directors

The following table provides information regarding the compensation paid to our non-employee directors in 2014:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Jonathan Newcomb (2)	$0	0	$0
Matt Toledo (3)	$0	0	$0
Mike Sims (4)	$0	0	$0
Lyle Green (5)	$0	0	$0

(1)	Directors who are Company employees receive no additional compensation for serving on the Board of Directors. Compensation for our employees who also serve as directors is reflected in the Summary Compensation Table set forth in “Executive Compensation” below. However, during the 2015 fiscal year, each of our non-employee directors (Lyle M. Green, Mike Sims, Matt Toledo, and Jonathan Newcomb) received stock options equal to 150,000 shares of the Company’s common stock, exercisable no sooner than two years after issuance, at the end of every year of service as a board member for the Company.

(2)	On March 9, 2015, the Company issued Mr. Newcomb options to purchase 150,000 shares of common stock at an exercise price of $0.50 per share pursuant to the Company’s stock option plan. The options fully vest on December 1, 2015. The options expire in ten years. We made this offering in reliance upon exemptions from registration pursuant to, among others, Section 4(a)(2) under the Securities Act, and Regulation D promulgated under the Securities Act.

(3)	On March 31, 2015, the Company issued Mr. Toledo options to purchase 225,000 shares of common stock at an exercise price of $0.75 per share pursuant to the Company’s stock option plan. The options fully vest on December 1, 2015. The options expire in ten years. We made this offering in reliance upon exemptions from registration pursuant to, among others, Section 4(a)(2) under the Securities Act, and Regulation D promulgated under the Securities Act. On March 9, 2015, the Company issued Mr. Toledo options to purchase 150,000 shares of common stock at an exercise price of $0.50 per share pursuant to the Company’s stock option plan. The options fully vest on December 1, 2015. The options expire in ten years. We made this offering in reliance upon exemptions from registration pursuant to, among others, Section 4(a)(2) under the Securities Act, and Regulation D promulgated under the Securities Act.

(4)	On March 31, 2015, the Company issued Mr. Sims options to purchase 225,000 shares of common stock at an exercise price of $0.75 per share pursuant to the Company’s stock option plan. The options fully vest on August 1, 2015. The options expire in ten years. We made this offering in reliance upon exemptions from registration pursuant to, among others, Section 4(a)(2) under the Securities Act, and Regulation D promulgated under the Securities Act. On March 9, 2015, the Company issued Mr. Sims options to purchase 150,000 shares of common stock at an exercise price of $0.50 per share pursuant to the Company’s stock option plan. The options fully vest on August 1, 2015. The options expire in ten years. We made this offering in reliance upon exemptions from registration pursuant to, among others, Section 4(a)(2) under the Securities Act, and Regulation D promulgated under the Securities Act.

(5)	On March 9, 2015, the Company issued Mr. Green options to purchase 150,000 shares of common stock at an exercise price of $0.50 per share pursuant to the Company’s stock option plan. The options fully vest on August 1, 2015. The options expire in ten years. We made this offering in reliance upon exemptions from registration pursuant to, among others, Section 4(a)(2) under the Securities Act, and Regulation D promulgated under the Securities Act.

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The following table provides a breakdown of the cash compensation paid to our employee-directors in 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)

John Hall (1)	$325,000	0	$325,000
Brett Johnson (2)	$151,673	0	$151,673

(1)	The Company entered into an employment agreement with John Hall as follows: John Hall, Ed. D., Chairman of the Board of Directors, CEO, Secretary and Treasurer: Base Salary: Dr. Hall’s base salary is $325,000 as of the completion of the Merger. Bonus: Dr. Hall shall receive a minimum bonus of $75,000 in 2014 and is eligible for an additional bonus amount based upon the Company’s performance and the Company’s adjusted EBITDA. If the adjusted EBITDA of the Company is in excess of 10% of the Company’s gross revenues, the total annual cash bonus awarded to Dr. Hall shall be no less than 1% of the Company’s gross revenues but not less than $75,000 for any calendar year. In the event that the adjusted EBITDA of the Company is in excess of 20% of the Company’s gross revenues, the total annual cash bonus awarded to Dr. Hall shall be no less than 2% of the Company’s gross revenues but no less than $ 100,000 for any calendar year. Any cash bonuses in excess of the above shall be payable subject to the reasonable discretion of the board of directors. Stock Options: Dr. Hall shall receive minimum stock options equal to or greater than 500,000 shares of the Company’s common stock each calendar year. In the event that the adjusted EBITDA of the Company, in a calendar year, is in excess of 15% of the Company’s gross revenues, stock options awarded to Dr. Hall shall be no less than stock options equal to or greater than 750,000 shares of the Company’s common stock. In the event that the adjusted EBITDA of the Company, in a calendar year, is in excess of 20% of the Company’s gross revenues, stock options awarded to Dr. Hall shall be no less than stock options equal to or greater than 1,000,000 shares of the Company’s common stock. Any additional stock options award to Dr. Hall in excess of the above shall be at the discretion of the board of directors.

(2)	Brett Johnson was compensated a base salary of $250,000 and was eligible for up to $75,000 in additional cash bonuses, at the reasonable discretion of the Chief Executive Officer.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the approximate beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of shares of common stock, as of the Record Date, September 28, 2015, the directors and officers of the Company, the directors and executive officers of the Company as a group, and each holder of shares of common stock known by the Company to beneficially own five percent (5%) or more of the issued and outstanding shares of common stock. The following table also sets forth information regarding the beneficial ownership of shares of common stock, as adjusted to reflect the Reverse Stock Split as if the Reverse Stock Split was effective on September 28, 2015.

The Company has relied, in connection with the preparation of the following table and the calculation of beneficial ownership, upon information furnished by each director, executive officer, and 5% or more stockholder of the Company included in the following table, with respect to the beneficial ownership of such director, executive officer, and 5% or more stockholder of the Company. Unless otherwise indicated, the mailing address for each director, executive officer, or stockholder of the Company included in the following table is Greenwood Hall, Inc., 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025.

Beneficial ownership in the following table has been calculated based on the number of issued and outstanding shares as of September 28, 2015 (excluding shares of common stock held by or for the account of the Company or its subsidiaries plus securities deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act) and determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes, without limitation, shares of common stock issuable pursuant to the exercise of options or warrants that are immediately exercisable or exercisable within sixty (60) days of the date of determination of beneficial ownership. Such shares of common stock are deemed to be outstanding and to be beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons included in the following table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

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	Shares	Percentage
	Beneficially	Beneficially
Name and Address of Beneficial Owners(1)(2)	Owned(1)	Owned

Asia Finance Corp., Ltd. (3)	750,000	1.591%
Byrne United S.A. (4)	625,000	1.326%
Cede & Co. (5)	11,428,155	24.241%
Colgan Financial Group, Inc. (6)	870,284	1.846%
Ignite Capital (7)	250,000	*
John Hall (8)	25,051,591	53.139%
Neil William Rogers (9)	1,875,000	3.977%
Pareall International Limited (10)	1,386,450	2.941%
Redwood Fund LP (11)	3,559,755	7.551%
Switchstream, LLC (12)	250,000	*
Uptick Capital, LLC (13)	130,562	*
Zon Management, Ltd. (14)	937,500	1.989%
Mike Sims (15)	0	*
Lyle M. Green (16)	0	*
Brett Johnson (17)	0	*
Matt Toledo (18)	0	*
Jonathan Newcomb (19)	0	*
All directors and executive officers as a group (6 persons)	25,051,591	53.139%

*             Less than 1%

(1)	The number of shares owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and also any shares which the individual or entity has the right to acquire within sixty (60) days of September 28, 2015, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Shares subject to outstanding stock options and warrants, which an individual has the right to acquire within sixty (60) days of September 28, 2015 (“exercisable stock options” and “exercisable warrants,” respectively), are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class of stock owned by such individual or any group including such individual only. Beneficial ownership may be disclaimed as to certain of the securities. Unless otherwise indicated, the address of each of the individuals or entities named above is: c/o Greenwood Hall, Inc., 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025.

(2)	Percentage calculated on the basis of 47,114,297 shares outstanding on September 28, 2015.

(3)	Asia Finance Corp., Ltd.’s address is c/o Aviation House Level 2, 131 Featherstone Street, Wellington, New Zealand.

(4)	Byrne United S.A.’s address is c/o HBM Trust AG, Jenatschstrasse 1/PO Box 1850, Zurich CH8027, Switzerland.

(5)	Cede & Co.’s address is PO Box 20, Cowling Green Station, New York, New York 10014.

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(6)	Colgan Financial Group, Inc.’s address is 265 Post Road West, Westport, Connecticut 06880.

(7)	Ignite Capital’s address is 621 15th Street, Santa Monica Boulevard, Suite 131, Santa Monica, California 90401.

(8)	Dr. Hall is Chairman of the Board, Chief Executive Officer, and Treasurer and Secretary of the Company.

(9)	Mr. Rogers’ address is 43 Torrington Road, Maroubra 2031, Australia.

(10)	Pareall International Limited’s address is 60 Market Square, PO Box 364, Belize City, Belize.

(11)	Redwood Fund LP’s address is 5023 North Parkway Calabasas, Calabasas, California 91302.

(12)	Switchstream, LLC’s address is 920 Santa Monica Boulevard, Suite 131, Santa Monica, California 90401.

(13)	Uptick Capital, LLC’s address is 30 Morgan Street, Stamford, Connecticut 06905.

(14)	Zon Management, Ltd.’s address is 60 Market Square, PO Box 364, Belize City, Belize.

(15)	Mr. Sims’ share ownership includes options to purchase 375,000 shares of our common stock exercisable within sixty (60) days of September 28, 2015. Mr. Sims is a director of the Company.

(16)	Mr. Green’s share ownership includes options to purchase 150,000 shares of our common stock exercisable sixty (60) days of September 28, 2015. Mr. Green is a director of the Company.

(17)	Mr. Johnson’s share ownership includes 700,000 shares subject to exercisable warrants. Mr. Johnson is President, Chief Relationship Officer, and a director of the Company.

(18)	Mr. Toledo’s share ownership includes options to purchase 375,000 shares of our common stock exercisable within sixty (60) days of September 28, 2015. Mr. Toledo is a director of the Company.

(19)	Mr. Newcomb’s share ownership includes options to purchase 150,000 shares of our common stock exercisable within sixty (60) days of September 28, 2015. Mr. Newcomb is a director of the Company.

ADDITIONAL INFORMATION

Stockholder Proposals for 2016 Annual Meeting

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy certain other conditions established by the Securities and Exchange Commission (the “SEC”), including specifically under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2016 annual meeting is July 8, 2016. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2016 annual meeting, any such stockholder proposal must be received by our Corporate Secretary on or before July 8, 2016, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our bylaws. Any stockholder proposal received after will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our bylaws. Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, a stockholder’s notice shall be delivered to or mailed and received by our Corporate Secretary not less than 60 days but not more than 90 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2016 annual meeting, such a proposal must be received by the Company on or after August 7, 2016 but no later than September 6, 2016. If in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

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Annual Report on Form 10-K

The Company has filed its Annual Report on Form 10-K for its 2014 fiscal year with the SEC, and a copy of the Annual Report on Form 10-K is enclosed with this proxy statement. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to the Company at 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025, Attention: Corporate Secretary, or from the website http://www.greenwoodhall.com/about-us/investor-relations/financials-filings.

Legal Proceedings

In the normal course of our business, the Company is periodically subject to various lawsuits, including contract and employment disputes. Additionally, the Company is currently a party (or its property is subject) to the following pending legal proceeding:

The Company is the subject of pending litigation, which could cause it to incur significant costs in defending such litigation or in resulting actions or judgments. The Robin Hood Foundation (“Robin Hood”) filed suit against Patriot Communications, LLC (“Patriot”), a client of the Company, in the Superior Court of the State of California for the County of Los Angeles (Central District) for breach of contract and failure to perform, including among other things an intentional tort claim, in the amount of not less than $5,000,000. On May 6, 2014, Patriot filed a cross-complaint naming PCS Link as a cross-defendant. Patriot denies the allegations set forth by Robin Hood. On August 22, 2014, Robin Hood filed a First Amended Complaint, naming the Company and John Hall, in his individual capacity, as defendants. The First Amended Complaint asserts claims against the Company and Hall for fraud, fraudulent concealment, negligent misrepresentation, negligence and violation of Business & Professions Code section 17200. The First Amended Complaint also alleges a cause of action for breach of contract solely against the Company. An adverse judgment against the Company could be detrimental to the Company’s financial standing. Additionally, in the event that Patriot is held liable, Patriot alleges that PCS Link is responsible to indemnify and/or contribute to the satisfaction of any damages because PCS Link acted as a sub-contractor on behalf of Patriot with regard to the filed incident. We believe that we have strong defenses and we are vigorously defending against this lawsuit, but the potential range of loss related to this matter cannot be determined, as the pleadings are still not resolved, and will not be until October 2015, at the earliest. The outcome of this matter is inherently uncertain and could have a materially adverse effect on our business, financial condition and results of operations if decided unfavorably against the Company and John Hall.

The Company is the subject of pending litigation, which could cause it to incur significant costs in defending such litigation or in resulting actions or judgments. Finance 500, Inc. (“Finance 500”) filed suit against the Company, in the Superior Court of the State of California for the County of Orange (Central Justice) for breach of contract and unjust enrichment, among other things, in the amount of not less than $ 250,000. We believe that we have strong defenses and we are vigorously defending against this lawsuit, but the potential range of loss related to this matter cannot be determined, as the pleadings are still not resolved, and will not resolved anytime in the near future. The outcome of this matter is inherently uncertain and could have a materially adverse effect on our business, financial condition and results of operations if decided unfavorably against the Company.

36

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements, and Notices of internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement, or Notice of internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notices of internet Availability of Proxy Materials or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or notify the Company by sending a written request to Greenwood Hall, Inc., 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025, Attn: Corporate Secretary, or by calling (424) 268-3000.

Other Business

Except as described above, the Company knows of no business to come before the Annual Meeting. However, if other matters should properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the Proxy to vote in accordance with the determination of a majority of the Board of Directors on such matters.

By order of the Board of Directors,

/s/ John R. Hall

John Hall, Ed.D.
Chairman, Chief Executive Officer

Secretary and Treasurer

October 9, 2015

37

GREENWOOD HALL, INC.

Annual Meeting of Stockholders

November 5, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on November 5, 2015

GREENWOOD HALL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John Hall, with full power of substitution, as proxy to represent and vote all shares of common stock (the “Common Stock”), of Greenwood Hall, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on November 5, 2015, at 9:00 a.m. Local Time at the offices of DLA Piper LLP, 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, California 90067, upon matters set forth in the Notice of Annual Meeting of Stockholders, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the Reincorporation (changing the Company’s state of incorporation to Delaware), FOR the Reverse Stock Split Plan (amending the Company’s Certificate of Incorporation to effect a reverse split of the outstanding common stock by a ratio of 1-for-5 and to effect a decrease in the number of authorized shares of common stock from 937,500,000 to 50,000,000), and, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on November 5, 2015 at 9:00 a.m. Local Time.    ■

(Continued and to be signed on Reverse Side)

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held at DLA Piper LLP, 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, California 90067 on November 5, 2015, at 9:00 AM.

VOTE BY EMAIL

Mark, sign and date your proxy card and send to vote@vstocktransfer.com

VOTE BY FASCIMILE

Mark, sign and date your proxy card and send to (646) 536-3179.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Greenwood Hall, Inc. Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1)	Election of Directors:

	☐	FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

	01 John Hall	02 Mike Sims	03 Lyle M. Green

	04 Matt Toledo	05 Jonathan Newcomb	06 Fred Boyer

(2)	To approve changing the Company’s state of incorporation from Nevada to Delaware as provided under Proposal 2 in the attached Proxy Statement.

	☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

(3)	To approve an amendment to the Company’s Certificate of Incorporation to effect a one-for-five reverse stock split of the Company’s issued and outstanding shares of common stock and to effect a decrease in the number of authorized shares of common stock from 937,500,000 to 50,000,000 as provided under Proposal No. 3 in the attached Proxy Statement.

	☐ VOTE FOR	☐ VOTE AGAINST	☐ ABSTAIN

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

* SPECIMEN *	AC:ACCT9999	90.00

APPENDIX A

PLAN OF CONVERSION
OF

GREENWOOD HALL, INC.

a Nevada Corporation

This Plan of Conversion, dated is made and approved by Greenwood Hall, Inc., a Nevada corporation, pursuant to the laws of the States of Nevada and Delaware, as follows:

(1)	The name of the constituent entity incorporated in Nevada is Greenwood Hall, Inc., (the “Constituent Entity”), and the name of the resulting entity incorporated in Delaware is Greenwood Hall, Inc. (the “Resulting Entity”);

(2)	The address of the Constituent Entity is 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025 and of the Resulting Entity is 12424 Wilshire Boulevard, Suite 1030, Los Angeles, California 90025;

(3)	The jurisdiction of the law that governs the Constituent Entity and under which the Constituent Entity was organized is the State of Nevada;

(4)	The jurisdiction of the law that will govern the Resulting Entity and under which the Resulting Entity will be organized is the State of Delaware;

(5)	Pursuant to this Plan of Conversion and in accordance with the requirements of Chapter 92A of the Nevada Revised Statutes immediately upon the effectiveness of the conversion and without any further action by or on behalf of the Constituent Entity, the Constituent Entity’s existence as a corporation organized under the laws of Nevada will cease and it will be converted into the Resulting Entity (the “Conversion”) and will be a corporation organized under the laws of Delaware;

(6)	The form of the constituent documents of the Resulting Entity are attached hereto as Exhibits 1 and 2.

(7)	The Conversion will become effective at the time of filing articles of conversion with the Nevada Secretary of State and a certificate of conversion and a certificate of incorporation with the Delaware Secretary of State.

(8)	Upon the effectiveness of the Conversion, each share of the Constituent Entity’s capital stock will be automatically converted into a share of the Resulting Entity’s capital stock of the same type, class and series, if applicable, and conversion of the shares will not result in the redemption, disposition, cancellation or re-issuance of any such shares.

EXHIBIT 1

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF GREENWOOD HALL, INC.,
a Delaware Corporation

This Amended and Restated Certificate of Incorporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its stockholders in accordance with Sections 211 and 222 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of this corporation is Greenwood Hall, Inc. (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is _____________________. The name of the registered agent at such address is _____________.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware (the “DGCL”), as it may be amended from time to time.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 50,000,000 shares consisting of Common Stock, with a par value of $0.001 per share.

FIFTH: The name and mailing address of the incorporator are as follows: John Hall, 12424 Wilshire Blvd., Suite 1030, Los Angeles, California 90024.

SIXTH: Unless required by the Bylaws, the election of the Board of Directors need not be by written ballot.

SEVENTH: The Board of Directors shall have the power to make, alter, or repeal the Bylaws of the Corporation, but the stockholders may make additional Bylaws and may alter or repeal any Bylaw whether or not adopted by them.

EIGHTH: The Corporation shall indemnify its officers and directors to the full extent permitted by the DGCL, as amended from time to time.

NINTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Ninth shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Amended and Restated Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this __________day of _______________, A.D. 20______.

BY:
(Incorporator)

NAME:
(type or print)

EXHIBIT 2

AMENDED AND RESTATED BYLAWS

OF GREENWOOD HALL, INC.,
a Delaware Corporation

As in effect _________, 201__

Article I

Meetings of Stockholders and Other Stockholder Matters

Section 1. Annual Meeting. An annual meeting of the stockholders of Greenwood Hall, Inc., a Delaware corporation (hereinafter, the “Corporation”) shall be held for the election of directors and for the transaction of such other proper business at such time, date and place, either within or without the State of Delaware, as shall be designated by resolution of the Board of Directors from time to time.

Section 2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board of Directors, or by a committee of the Board of Directors that has been designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, and shall be held at such time, date and place, either within or without the State of Delaware, as shall be designated by resolution of the Board of Directors or such committee. Special meetings of stockholders may not be called by any other person or persons.

Section 3. Notice of Meetings. Written notice of all meetings of the stockholders, stating the place, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the place at which the list of stockholders may be examined, and the purpose or purposes for which the meeting is to be held, shall be mailed or otherwise delivered (including pursuant to electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware, except to the extent prohibited by Section 232(e) of the General Corporation Law of the State of Delaware) to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the date of the meeting and shall otherwise comply with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with these Bylaws.

Section 4. Adjournments. Any meeting of the stockholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum may be present, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 5. Quorum. Except as otherwise provided by Delaware law, the Certificate of Incorporation or these Bylaws, at any meeting of the stockholders the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, the holders of a majority of the shares present in person or represented by proxy and entitled to vote may adjourn the meeting from time to time in the manner described in Section 4 of this Article I.

Section 6. Organization. At each meeting of the stockholders, the Chairman of the Board, or in his absence or inability to act, the President or, in his absence or inability to act, a Vice President or, in the absence or inability to act of such persons, any person designated by the Board of Directors, or in the absence of such designation, any person chosen by a majority of those stockholders present in person or represented by proxy, shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, any person appointed by the chairman of the meeting shall act as secretary of the meeting and keep the minutes thereof.

Section 7. Notice of Business. At any annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting. To be properly brought before an annual meeting, such business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 7. For business to be properly brought before an annual meeting of the stockholders by a stockholder, the stockholder shall have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received by the Secretary at the principal executive office of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend any document, including these Bylaws, the language of the proposed amendment, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder and (d) any material interest of such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting of the stockholders except in accordance with the procedures set forth in this Section 7. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 7.

Section 8. Order of Business; Conduct of Meetings. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

Section 9. Voting; Proxies. Unless otherwise provided by Delaware law or in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock which has voting power upon the matter in question held by such stockholder either (i) on the date fixed pursuant to the provisions of Section 10 of Article I of these Bylaws as the record date for the determination of the stockholders to be entitled to notice of or to vote at such meeting; or (ii) if no record date is fixed, then at the close of business on the day next preceding the day on which notice is given. Each stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to act for him by proxy. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. Except as otherwise provided by law or by the Certificate of Incorporation: (1) Directors shall be elected by a plurality of the votes present in person or represented by proxy at a meeting of the stockholders and entitled to vote in the election of directors, and (2) whenever any corporate action other than the election of Directors is to be taken, it shall be authorized by a majority in voting power of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote on the subject matter. Unless required by Delaware law, or determined by the chairman of the meeting to be advisable, the vote on any question other than the election of directors need not be by written ballot. On a vote by written ballot, each written ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and shall state the number of shares voted.

Section 10. Fixing of Record Date for Stockholder Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 11. Fixing a Record Date for Other Purposes. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 12. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 13. Stockholder Action Without a Meeting. Except as otherwise provided by law or by the Certificate of Incorporation, any action required to be taken at any meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of the holders to take the action were delivered to the Corporation

Section 14. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting shall appoint inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

Section 15. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 15 of this Article I, the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Article II

Board of Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not, by Delaware law or the Certificate of Incorporation, directed or required to be exercised or done by the stockholders.

Section 2. Number, Qualification. Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall initially be six (6) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

Section 3. Elections and Terms. The Board of Directors, other than those who may be elected by the holders of any classes or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be elected for a term ending at the next following Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Section 4. Newly Created Directorships and Vacancies. Except as otherwise fixed by or pursuant to provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Except as otherwise provided under Delaware law, newly created directorships and vacancies resulting from any cause may not be filled by any other person or persons. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term and until such director’s successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director then in office.

Section 5. Removal and Resignation. Except as otherwise fixed by or pursuant to provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 6. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election by the stockholders as directors of the Corporation. Nominations of persons for election as directors of the Corporation may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors; (ii) by any nominating committee or persons appointed by the Board of Directors; or (iii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive office of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary of the Corporation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director. No person shall be eligible for election by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

 Section 7. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by Delaware law or these Bylaws.

Section 8. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board of Directors, the President or by a majority of the entire Board of Directors.

Section 9. Notice of Meetings; Waiver of Notice. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 9, in which notice shall be stated the time and place of the meeting. Except as otherwise required by Delaware law or these Bylaws, such notice need not state the purpose(s) of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to such director at such Director’s residence or usual place of business, by registered mail, return receipt requested delivered at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to such director at such place by electronic mail, telegraph, telex, cable or wireless, or be delivered to such director personally, by facsimile or by telephone, at least twenty-four (24) hours before the time at which such meeting is to be held. Notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any member if waived by him or her in writing, whether before or after such meeting is held, or if he or she shall sign the minutes or attend the meeting, except that if such Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such Director shall not be deemed to have waived notice of such meeting.

Section 10. Quorum and Manner of Acting. Except as hereinafter provided, a majority of the whole Board of Directors shall be present in person or by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting; and, except as otherwise required by Delaware law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

Section 11. Board of Directors Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors.

Section 12. Telephonic Participation. Members of the Board of Directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in such a meeting shall constitute presence in person at such meeting.

Section 13. Organization. At each meeting of the Board, the Chairman of the Board or, in his absence or inability to act, the Chief Executive Officer or, in his absence or inability to act, another director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence or inability to act, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

Section 14. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Article III

 Committees

Section 1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may fill vacancies in, change the membership of, or dissolve any such committee. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member. Any such committee, to the extent provided by Delaware law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board of Directors when required. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that third parties shall not be prejudiced by such revision or alteration.

Section 2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

Section 3. Standing Committees. Notwithstanding anything contained in this Article III to the contrary, the Board of Directors shall maintain two (2) standing committees consisting of (i) a Corporate Governance Committee; and (2) an Audit Committee. The Corporate Governance Committee shall consist of at least three (3) members of the Board of Directors who are “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Corporate Governance Committee shall have the power and authority to recommend general compensation polices to the full Board of Directors, oversee the Corporation’s compensation plans, establish the compensation levels for the Corporation’s Chief Executive Officer and other Executive Officers and advise the full Board of Directors on general compensation policies for the Company’s Executive Officers. The Audit Committee shall consist of at least three (3) members of the Board of Directors, none of which shall also serve as an Executive Officer of the Corporation. The Audit Committee shall have the power and authority to review and report to the full Board of Directors with respect to the selection, retention, termination and terms of engagement of the Corporation’s independent public accountants and maintain communications among the Board of Directors, the independent public accountants and the Corporation’s internal accounting staff with respect to accounting and audit procedures. The Audit Committee shall also have the power and authority to review the Corporation’s processes, internal accounting and control procedures and policies and related matters with the Corporation’s management.

Article IV

 Officers

Section 1. Number. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period that it may deem advisable unless otherwise required by Delaware law.

Section 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. The Chief Executive Officer shall appoint persons to other officers as he or she deems desirable and such appointments, if any, shall serve at the pleasure of the Board of Directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3. Resignations. Any officer may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4. Removal. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting of the Board of Directors or, except in the case of an officer or agent elected or appointed by the Board of Directors, by the Chief Executive Officer, but any such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 5. Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled for the unexpired portion of the term of the office which shall be vacant by the Board of Directors at any special or regular meeting.

Section 6. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 7. The Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation for the purpose of executing agreements and other instruments on behalf of the Corporation but shall not be an employee of the Corporation. He shall, if present, preside at each meeting of the stockholders and of the Board of Directors and shall be an ex-officio member of all committees of the Board of Directors. Such person shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to such person by the Board of Directors.

Section 8. The Chief Executive Officer. The Chief Executive Officer shall have the general and active supervision and direction over the business operations and affairs of the Corporation and over the other officers, agents and employees and shall see that their duties are properly performed. At the request of the Chairman of the Board, or in the case of his absence or inability to act, the Chief Executive Officer shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon the Chairman of the Board. Such person shall perform all duties incident to the office of Chief Executive Officer and such other duties as may from time to time be assigned to such person by the Board of Directors.

Section 9. The President. The President shall have general and active supervision and direction over the business operations and affairs of the Corporation and over its several officers, agents and employees, subject, however, to the direction of the Chief Executive Officer and the control of the Board of Directors. In general, the President shall have such other powers and shall perform such other duties as usually pertain to the office of President or as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

Section 10. Vice Presidents. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or the CEO.

Section 11. The Treasurer. The Treasurer shall (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation; (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; (c) cause all monies and other valuables to be deposited to the credit of the Corporation in such depositories as may be designated by the Board; (d) receive, and give receipts for, monies due and payable to the Corporation from any source whatsoever; (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; and (f) in general, have all the powers and perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

Section 12. The Secretary. The Secretary shall (a) record the proceedings of the meetings of the stockholders and directors in a minute book to be kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and (e) in general, have all the powers and perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

Section 13. Officers’ Bonds or Other Security. The Board of Directors may secure the fidelity of any or all of its officers or agents by bond or otherwise, in such amount and with such surety or sureties as the Board of Directors may require.

Section 14. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to the Chief Executive Officer or the President the power to fix the compensation of officers and agents appointed by the Chairman of the Board or the President, as the case may be. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that such person is also a director of the Corporation.

Article V

 Shares of Stock

Section 1. Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 2. Books of Account and Record of Stockholders. The books and records of the Corporation may be kept at such places, within or without the State of Delaware, as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

Section 3. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney hereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by Delaware law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

Section 4. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

Section 5. Lost, Stolen or Destroyed Stock Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to judicial proceedings under the laws of the State of Delaware.

Article VI

Contracts, Checks, Drafts, Bank Accounts, Etc.

Section 1. Execution of Contracts. Except as otherwise required by statute, the Certificate of Incorporation or these Bylaws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Unless authorized by the Board of Directors or expressly permitted by these Bylaws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniary liable for any purpose or to any amount.

Section 2. Loans. Unless the Board of Directors shall otherwise determine, the President or any Vice-President may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation other than in connection with the purchase of chattels for use in the Corporation’s operations, except when authorized by the Board of Directors.

Section 3. Checks, Drafts, Bank Accounts, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board of Directors.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

Section 5. General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

Article VII

 Indemnification

Section 1. Right To Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by the General Corporation Law of Delaware, as amended from time to time, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure a judgment in its favor (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including serving with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, with respect to a Proceeding involving the right of the Corporation to procure judgment in its favor, such indemnification shall only cover expenses (including attorney fees) and shall only be made if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and shall not be made with respect to any Proceeding as to which such person has been adjudged to be liable to the Corporation unless and only to the extent that a court of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which a court of the State of Delaware or such other court shall deem proper. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2. Advancement of Expenses. With respect to any person made or threatened to be made a party to any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that the payment of expenses (including attorneys’ fees) incurred by such person in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such person is not entitled to be indemnified for such expenses under this Article VII or otherwise; and further provided that with respect to a Proceeding initiated against the Corporation by a director or officer of the Corporation (including a person serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise), such director or officer shall be entitled under this Section 2 to the payment of expenses (including attorneys’ fees) incurred by such person in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in connection with such Proceeding in advance of the final disposition of such proceeding only if such proceeding was authorized by the Board of Directors of the Corporation. With respect to any person made or threatened to be made a party to any Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.

Section 3. Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 4. Non-Exclusivity of Rights. Section 145 of the General Corporation Law of Delaware, under which the Company is organized (“Section 145”), empowers the Company to indemnify its directors and officers by agreement and to indemnify persons who serve, at the request of the Company, as the directors and officers of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive. The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Bylaws or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Delaware law, the Certificate of Incorporation or of this Article VII.

Section 7. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person respect of any act or omission occurring prior to the time of such repeal or modification.

Article VIII

 General Provisions

Section 1. Registered Office. The registered office and registered agent of the Corporation will be as specified in the Certificate of Incorporation of the Corporation.

Section 2. Other Offices. The Corporation may also have such offices, both within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be so determined by the Board of Directors.

Section 4. Seal. The seal of the Corporation shall be circular in form, shall bear the name of the Corporation and shall include the words and numbers “Corporate Seal”, “Delaware” and the year of incorporation.

Section 5. Voting Securities Owned By Corporation. Voting securities in any other corporation held by the Corporation shall be voted by the Chief Executive Officer, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

Section 6. Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

Section 7. Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 8. Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the general corporation law of the State of Delaware or any other applicable law, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

 Article IX

Amendments

These Bylaws, may be adopted, amended or repealed, and new bylaws made, by the Board of Directors of the Corporation, but the stockholders of the Corporation may make additional bylaws and may alter and repeal any bylaws, whether adopted by them or otherwise, by affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote upon the election of directors.

APPENDIX B

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

Greenwood Hall, Inc.
Name of constituent entity

	Nevada	Corporation
	Jurisdiction	Entity type *

and,

Greenwood Hall, Inc.
Name of resulting entity

	Delaware	Corporation
	Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

	☐	The entire plan of conversion is attached to these articles.

	☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

	☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1
Revised: 8-6-14

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion
(PURSUANT TO NRS 92A.205)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:	Greenwood Hall Inc. 1936 East. Deer Ave., Suite 120 Santa Ana, CA 92705

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Greenwood Hall, Inc.

Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2
Revised: 8-6-14

APPENDIX C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1)	The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.

2)	The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

3)	The date the Non-Delaware Corporation first formed is February 27, 2012.

4)	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Greenwood Hall, Inc.

5)	The name of the Corporation as set forth in the Certificate of Incorporation is Greenwood Hall, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on __________.

GREENWOOD HALL, INC.

By:
John Hall, Chief Executive Officer

APPENDIX D

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF GREENWOOD HALL, INC.,
a Delaware Corporation

This Amended and Restated Certificate of Incorporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its stockholders in accordance with Sections 211 and 222 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of this corporation is Greenwood Hall, Inc. (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is _____________________. The name of the registered agent at such address is _____________.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware (the “DGCL”), as it may be amended from time to time.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 50,000,000 shares consisting of Common Stock, with a par value of $0.001 per share.

FIFTH: The name and mailing address of the incorporator are as follows: John Hall, 12424 Wilshire Blvd., Suite 1030, Los Angeles, California 90024.

SIXTH: Unless required by the Bylaws, the election of the Board of Directors need not be by written ballot.

SEVENTH: The Board of Directors shall have the power to make, alter, or repeal the Bylaws of the Corporation, but the stockholders may make additional Bylaws and may alter or repeal any Bylaw whether or not adopted by them.

EIGHTH: The Corporation shall indemnify its officers and directors to the full extent permitted by the DGCL, as amended from time to time.

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NINTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Ninth shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Amended and Restated Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this __________day of _______________, A.D. 20______.

BY:
(Incorporator)

NAME:
(type or print)

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APPENDIX E

AMENDED AND RESTATED BYLAWS

OF GREENWOOD HALL, INC.,
a Delaware Corporation

As in effect _________, 201__

Article I

Meetings of Stockholders and Other Stockholder Matters

Section 1. Annual Meeting. An annual meeting of the stockholders of Greenwood Hall, Inc., a Delaware corporation (hereinafter, the “Corporation”) shall be held for the election of directors and for the transaction of such other proper business at such time, date and place, either within or without the State of Delaware, as shall be designated by resolution of the Board of Directors from time to time.

Section 2. Special Meetings. Special meetings of stockholders for any purpose or purposes may be called by the Board of Directors, or by a committee of the Board of Directors that has been designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, and shall be held at such time, date and place, either within or without the State of Delaware, as shall be designated by resolution of the Board of Directors or such committee. Special meetings of stockholders may not be called by any other person or persons.

Section 3. Notice of Meetings. Written notice of all meetings of the stockholders, stating the place, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the place at which the list of stockholders may be examined, and the purpose or purposes for which the meeting is to be held, shall be mailed or otherwise delivered (including pursuant to electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware, except to the extent prohibited by Section 232(e) of the General Corporation Law of the State of Delaware) to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the date of the meeting and shall otherwise comply with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with these Bylaws.

Section 4. Adjournments. Any meeting of the stockholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum may be present, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

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Section 5. Quorum. Except as otherwise provided by Delaware law, the Certificate of Incorporation or these Bylaws, at any meeting of the stockholders the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, the holders of a majority of the shares present in person or represented by proxy and entitled to vote may adjourn the meeting from time to time in the manner described in Section 4 of this Article I.

Section 6. Organization. At each meeting of the stockholders, the Chairman of the Board, or in his absence or inability to act, the President or, in his absence or inability to act, a Vice President or, in the absence or inability to act of such persons, any person designated by the Board of Directors, or in the absence of such designation, any person chosen by a majority of those stockholders present in person or represented by proxy, shall act as chairman of the meeting. The Secretary or, in his absence or inability to act, any person appointed by the chairman of the meeting shall act as secretary of the meeting and keep the minutes thereof.

Section 7. Notice of Business. At any annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting. To be properly brought before an annual meeting, such business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 7. For business to be properly brought before an annual meeting of the stockholders by a stockholder, the stockholder shall have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received by the Secretary at the principal executive office of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend any document, including these Bylaws, the language of the proposed amendment, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder and (d) any material interest of such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting of the stockholders except in accordance with the procedures set forth in this Section 7. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 7.

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Section 8. Order of Business; Conduct of Meetings. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

Section 9. Voting; Proxies. Unless otherwise provided by Delaware law or in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock which has voting power upon the matter in question held by such stockholder either (i) on the date fixed pursuant to the provisions of Section 10 of Article I of these Bylaws as the record date for the determination of the stockholders to be entitled to notice of or to vote at such meeting; or (ii) if no record date is fixed, then at the close of business on the day next preceding the day on which notice is given. Each stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to act for him by proxy. Any such proxy shall be delivered to the secretary of such meeting at or prior to the time designated in the order of business for so delivering such proxies. Except as otherwise provided by law or by the Certificate of Incorporation: (1) Directors shall be elected by a plurality of the votes present in person or represented by proxy at a meeting of the stockholders and entitled to vote in the election of directors, and (2) whenever any corporate action other than the election of Directors is to be taken, it shall be authorized by a majority in voting power of the shares present in person or represented by proxy at a meeting of stockholders and entitled to vote on the subject matter. Unless required by Delaware law, or determined by the chairman of the meeting to be advisable, the vote on any question other than the election of directors need not be by written ballot. On a vote by written ballot, each written ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and shall state the number of shares voted.

Section 10. Fixing of Record Date for Stockholder Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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Section 11. Fixing a Record Date for Other Purposes. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 12. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

Section 13. Stockholder Action Without a Meeting. Except as otherwise provided by law or by the Certificate of Incorporation, any action required to be taken at any meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of the holders to take the action were delivered to the Corporation

Section 14. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting shall appoint inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

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Section 15. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 15 of this Article I, the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Article II

Board of Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not, by Delaware law or the Certificate of Incorporation, directed or required to be exercised or done by the stockholders.

Section 2. Number, Qualification. Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall initially be six (6) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

Section 3. Elections and Terms. The Board of Directors, other than those who may be elected by the holders of any classes or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be elected for a term ending at the next following Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

Section 4. Newly Created Directorships and Vacancies. Except as otherwise fixed by or pursuant to provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Except as otherwise provided under Delaware law, newly created directorships and vacancies resulting from any cause may not be filled by any other person or persons. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term and until such director’s successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director then in office.

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Section 5. Removal and Resignation. Except as otherwise fixed by or pursuant to provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 6. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election by the stockholders as directors of the Corporation. Nominations of persons for election as directors of the Corporation may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors; (ii) by any nominating committee or persons appointed by the Board of Directors; or (iii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive office of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder’s notice to the Secretary of the Corporation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director. No person shall be eligible for election by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

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Section 7. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by Delaware law or these Bylaws.

Section 8. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board of Directors, the President or by a majority of the entire Board of Directors.

Section 9. Notice of Meetings; Waiver of Notice. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Secretary as hereinafter provided in this Section 9, in which notice shall be stated the time and place of the meeting. Except as otherwise required by Delaware law or these Bylaws, such notice need not state the purpose(s) of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, addressed to such director at such Director’s residence or usual place of business, by registered mail, return receipt requested delivered at least two (2) days before the day on which such meeting is to be held, or shall be sent addressed to such director at such place by electronic mail, telegraph, telex, cable or wireless, or be delivered to such director personally, by facsimile or by telephone, at least twenty-four (24) hours before the time at which such meeting is to be held. Notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any member if waived by him or her in writing, whether before or after such meeting is held, or if he or she shall sign the minutes or attend the meeting, except that if such Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such Director shall not be deemed to have waived notice of such meeting.

Section 10. Quorum and Manner of Acting. Except as hereinafter provided, a majority of the whole Board of Directors shall be present in person or by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting; and, except as otherwise required by Delaware law, the Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

Section 11. Board of Directors Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors.

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Section 12. Telephonic Participation. Members of the Board of Directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation in such a meeting shall constitute presence in person at such meeting.

Section 13. Organization. At each meeting of the Board, the Chairman of the Board or, in his absence or inability to act, the Chief Executive Officer or, in his absence or inability to act, another director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Secretary or, in his absence or inability to act, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

Section 14. Compensation. The Board of Directors shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Article III

 Committees

Section 1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may fill vacancies in, change the membership of, or dissolve any such committee. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member. Any such committee, to the extent provided by Delaware law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board of Directors when required. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided, however, that third parties shall not be prejudiced by such revision or alteration.

Section 2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

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Section 3. Standing Committees. Notwithstanding anything contained in this Article III to the contrary, the Board of Directors shall maintain two (2) standing committees consisting of (i) a Corporate Governance Committee; and (2) an Audit Committee. The Corporate Governance Committee shall consist of at least three (3) members of the Board of Directors who are “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Corporate Governance Committee shall have the power and authority to recommend general compensation polices to the full Board of Directors, oversee the Corporation’s compensation plans, establish the compensation levels for the Corporation’s Chief Executive Officer and other Executive Officers and advise the full Board of Directors on general compensation policies for the Company’s Executive Officers. The Audit Committee shall consist of at least three (3) members of the Board of Directors, none of which shall also serve as an Executive Officer of the Corporation. The Audit Committee shall have the power and authority to review and report to the full Board of Directors with respect to the selection, retention, termination and terms of engagement of the Corporation’s independent public accountants and maintain communications among the Board of Directors, the independent public accountants and the Corporation’s internal accounting staff with respect to accounting and audit procedures. The Audit Committee shall also have the power and authority to review the Corporation’s processes, internal accounting and control procedures and policies and related matters with the Corporation’s management.

Article IV

 Officers

Section 1. Number. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period that it may deem advisable unless otherwise required by Delaware law.

Section 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. The Chief Executive Officer shall appoint persons to other officers as he or she deems desirable and such appointments, if any, shall serve at the pleasure of the Board of Directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 3. Resignations. Any officer may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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 Section 4. Removal. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors at any meeting of the Board of Directors or, except in the case of an officer or agent elected or appointed by the Board of Directors, by the Chief Executive Officer, but any such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 5. Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled for the unexpired portion of the term of the office which shall be vacant by the Board of Directors at any special or regular meeting.

Section 6. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

Section 7. The Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation for the purpose of executing agreements and other instruments on behalf of the Corporation but shall not be an employee of the Corporation. He shall, if present, preside at each meeting of the stockholders and of the Board of Directors and shall be an ex-officio member of all committees of the Board of Directors. Such person shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to such person by the Board of Directors.

Section 8. The Chief Executive Officer. The Chief Executive Officer shall have the general and active supervision and direction over the business operations and affairs of the Corporation and over the other officers, agents and employees and shall see that their duties are properly performed. At the request of the Chairman of the Board, or in the case of his absence or inability to act, the Chief Executive Officer shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon the Chairman of the Board. Such person shall perform all duties incident to the office of Chief Executive Officer and such other duties as may from time to time be assigned to such person by the Board of Directors.

Section 9. The President. The President shall have general and active supervision and direction over the business operations and affairs of the Corporation and over its several officers, agents and employees, subject, however, to the direction of the Chief Executive Officer and the control of the Board of Directors. In general, the President shall have such other powers and shall perform such other duties as usually pertain to the office of President or as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

Section 10. Vice Presidents. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or the CEO.

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Section 11. The Treasurer. The Treasurer shall (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation; (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; (c) cause all monies and other valuables to be deposited to the credit of the Corporation in such depositories as may be designated by the Board; (d) receive, and give receipts for, monies due and payable to the Corporation from any source whatsoever; (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; and (f) in general, have all the powers and perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

Section 12. The Secretary. The Secretary shall (a) record the proceedings of the meetings of the stockholders and directors in a minute book to be kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and (e) in general, have all the powers and perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

Section 13. Officers’ Bonds or Other Security. The Board of Directors may secure the fidelity of any or all of its officers or agents by bond or otherwise, in such amount and with such surety or sureties as the Board of Directors may require.

Section 14. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to the Chief Executive Officer or the President the power to fix the compensation of officers and agents appointed by the Chairman of the Board or the President, as the case may be. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that such person is also a director of the Corporation.

Article V

 Shares of Stock

Section 1. Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

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Section 2. Books of Account and Record of Stockholders. The books and records of the Corporation may be kept at such places, within or without the State of Delaware, as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board of Directors.

Section 3. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney hereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by Delaware law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

Section 4. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these Bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

Section 5. Lost, Stolen or Destroyed Stock Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to judicial proceedings under the laws of the State of Delaware.

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Article VI

Contracts, Checks, Drafts, Bank Accounts, Etc.

Section 1. Execution of Contracts. Except as otherwise required by statute, the Certificate of Incorporation or these Bylaws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Unless authorized by the Board of Directors or expressly permitted by these Bylaws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniary liable for any purpose or to any amount.

Section 2. Loans. Unless the Board of Directors shall otherwise determine, the President or any Vice-President may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation other than in connection with the purchase of chattels for use in the Corporation’s operations, except when authorized by the Board of Directors.

Section 3. Checks, Drafts, Bank Accounts, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board of Directors.

Section 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

Section 5. General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

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Article VII

 Indemnification

Section 1. Right To Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by the General Corporation Law of Delaware, as amended from time to time, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure a judgment in its favor (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including serving with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, with respect to a Proceeding involving the right of the Corporation to procure judgment in its favor, such indemnification shall only cover expenses (including attorney fees) and shall only be made if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and shall not be made with respect to any Proceeding as to which such person has been adjudged to be liable to the Corporation unless and only to the extent that a court of the State of Delaware or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which a court of the State of Delaware or such other court shall deem proper. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2. Advancement of Expenses. With respect to any person made or threatened to be made a party to any threatened, pending, or completed Proceeding, by reason of the fact that such person is or was a director or officer of the Corporation, the Corporation shall pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that the payment of expenses (including attorneys’ fees) incurred by such person in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking (hereinafter an “undertaking”) by such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such person is not entitled to be indemnified for such expenses under this Article VII or otherwise; and further provided that with respect to a Proceeding initiated against the Corporation by a director or officer of the Corporation (including a person serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise), such director or officer shall be entitled under this Section 2 to the payment of expenses (including attorneys’ fees) incurred by such person in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in connection with such Proceeding in advance of the final disposition of such proceeding only if such proceeding was authorized by the Board of Directors of the Corporation. With respect to any person made or threatened to be made a party to any Proceeding, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, the Corporation may, in its discretion and upon such terms and conditions, if any, as the Corporation deems appropriate, pay the expenses (including attorneys’ fees) incurred by such person in defending any such Proceeding in advance of its final disposition.

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Section 3. Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

Section 4. Non-Exclusivity of Rights. Section 145 of the General Corporation Law of Delaware, under which the Company is organized (“Section 145”), empowers the Company to indemnify its directors and officers by agreement and to indemnify persons who serve, at the request of the Company, as the directors and officers of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive. The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Bylaws or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Delaware law, the Certificate of Incorporation or of this Article VII.

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Section 7. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person respect of any act or omission occurring prior to the time of such repeal or modification.

Article VIII

 General Provisions

Section 1. Registered Office. The registered office and registered agent of the Corporation will be as specified in the Certificate of Incorporation of the Corporation.

Section 2. Other Offices. The Corporation may also have such offices, both within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be so determined by the Board of Directors.

Section 4. Seal. The seal of the Corporation shall be circular in form, shall bear the name of the Corporation and shall include the words and numbers “Corporate Seal”, “Delaware” and the year of incorporation.

Section 5. Voting Securities Owned By Corporation. Voting securities in any other corporation held by the Corporation shall be voted by the Chief Executive Officer, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

Section 6. Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Delaware or at its principal place of business.

Section 7. Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

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Section 8. Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Certificate of Incorporation, the general corporation law of the State of Delaware or any other applicable law, the provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

Article IX

Amendments

These Bylaws, may be adopted, amended or repealed, and new bylaws made, by the Board of Directors of the Corporation, but the stockholders of the Corporation may make additional bylaws and may alter and repeal any bylaws, whether adopted by them or otherwise, by affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote upon the election of directors.

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